UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Original Source Entertainment, Inc.

(Name of Registrant as Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ORIGINAL SOURCE ENTERTAINMENT, INC.

Original Source Entertainment, Inc.

24 Turnberry Drive

Williamsville, New York 14221

708.902.7450

To all Stockholders of Original Source Entertainment, Inc.:

The purpose of this letter is to inform you that on April 17, 2017, a holder representing 68.99% of the voting capital stock of Original Source Entertainment, Inc., a Nevada corporation (the “Company” ) and the board of directors (the “Board” ) by written consent in lieu of a meeting, approved the following corporate actions:

1.	To authorize, but not require, the Board to amend the Company’s Articles of Incorporation to effect a change of our name from “Original Source Entertainment, Inc.” to “NeuroOne Medical Technologies Corporation” (the “Name Change”).

2.	To authorize, but not require, the Board to amend the Company’s Articles of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 100,000,000 common shares and to increase the number of authorized shares of the Company’s preferred stock from 5,000,000 to 10,000,000 preferred shares (collectively, the “Authorized Stock Increase”).

3.	To adopt the Company’s Certificate of Amendment to the Company’s Articles of Incorporation, which makes no material changes to our existing Articles of Incorporation other than incorporating the amendments described in Actions (1) and (2) above.

4.	To change the state of incorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion (the “Reincorporation”) in connection with which the Company will adopt a new certificate of incorporation and bylaws under the laws of the State of Delaware.

5.	To adopt the Company’s 2017 Equity Incentive Plan (the “Incentive Plan”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement, which we urge you to read carefully, describes the Name Change, the Authorized Stock Increase, the Reincorporation and the Incentive Plan in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Name Change, the Authorized Stock Increase and the Incentive Plan may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders. With respect to the Reincorporation, the Company may, when permissible following the expiration of the 10-day period mandated by the Nevada Revised Statutes, the 20-day period mandated by Rule 14c-2 promulgated under the Exchange Act, and the 30-day period afforded stockholders exercising dissenters rights, execute the Plan of Conversion and file a Certificate of Incorporation with the Secretary of State of Delaware and Articles of Conversion with the Secretary of State of Nevada to effect the Reincorporation. The last date on which these documents are filed in the respective states is the effective date of the Reincorporation which, if it occurs, will be on or after May 22, 2017. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change and Reincorporation by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such actions.

BY ORDER OF THE BOARD OF DIRECTORS

April 20, 2017

/s/ Amer Samad

Amer Samad, Chief Executive Officer

ORIGINAL SOURCE ENTERTAINMENT, INC.

Original Source Entertainment, Inc.

24 Turnberry Drive

Williamsville, New York 14221

708.902.7450

INFORMATION STATEMENT

April 20, 2017

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE

BOARD OF DIRECTORS OF ORIGINAL SOURCE ENTERTAINMENT, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of Original Source Entertainment, Inc., in connection with the actions by written consent of the holders of a majority of its issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “we,” “us” or “our” refer to Original Source Entertainment, Inc., a Nevada corporation. We are mailing this Information Statement to our stockholders of record as of April 17, 2017 (the “Notice Record Date”) on or about April 21, 2017.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (“SEC”)under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Board of Directors and Consenting Stockholder

On April 17, 2017, in accordance with the applicable provisions of the Nevada Revised Statutes (the “NRS” ), the sole member of our Board of Directors (the “Board” ), as such, adopted resolutions approving the following proposed actions (each, an “Action” and collectively, the “Actions” ):

1.	To authorize, but not require, the Board to amend the Articles of Incorporation to effect a change of our name from “Original Source Entertainment, Inc.” to “NeuroOne Medical Technologies Corporation” (the “Name Change”).

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2.	To authorize, but not require, the Board to amend the Articles of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 100,000,000 common shares and to increase the number of authorized shares of the Company’s preferred stock from 5,000,000 to 10,000,000 preferred shares (collectively, the “Authorized Stock Increase”).

3.	To adopt the Company’s Certificate of Amendment to the Company’s Articles of Incorporation in the form of Appendix A attached to this Information Statement (the “Certificate of Amendment”), which makes no material changes to our existing Articles of Incorporation, other than incorporating the amendments described in Actions (1) and (2) above.

4.	To change the state of incorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion in the form of Appendix B attached to this Information Statement (the “Plan of Conversion”), in connection with which the Company will adopt a new certificate of incorporation in the form of Appendix C attached to this Information Statement and bylaws in the form of Appendix D attached to this Information Statement under the laws of the State of Delaware.

5.	To adopt the Company’s 2017 Equity Incentive Plan in the form of Appendix G attached to this Information Statement (the “Incentive Plan”).

The Actions contemplated by numbers 1 through 3 above are referred to in this Information Statement as the “Amendments.” In order to obtain the approval of our stockholders for the Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 78.320 of the NRS provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of common stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our Common Stock.

Common Stock

As of the close of business on April 17, 2017 (the “Voting Record Date” ), we had 5,073,000 shares of Common Stock outstanding and entitled to vote on the Actions. Each share of Common Stock outstanding as of the close of business on the Voting Record Date was entitled to one vote.

On the Voting Record Date, pursuant to Section 78.320 of the NRS, we received a written consent approving the Actions from a stockholder holding an aggregate of 3,500,000 shares of our Common Stock, representing approximately 68.99% of our outstanding shares of Common Stock. Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

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The following table sets forth the name of the holder of our Common Stock who consented to the Actions (the “Consenting Stockholder”), the number of shares of the Common Stock beneficially owned by the Consenting Stockholder as of the Voting Record Date, the total number of votes in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Consenting Stockholder	Number of Shares of Common Stock Held	Number of Votes held by such Consenting Stockholder	Number of Votes that Voted in Favor of the Actions	Percentage of voting equity that voted in favor of the Actions
Amer Samad	3,500,000	3,500,000	3,500,000	69%

CORPORATE ACTION TO BE TAKEN

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change, the Authorized Stock Increase and the Incentive Plan may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders. With respect to the Reincorporation, the Company may, when permissible following the expiration of the 10-day period mandated by the NRS, the 20-day period mandated by Rule 14c-2, and the 30-day period afforded stockholders exercising dissenters rights, execute the Plan of Conversion and file a Certificate of Incorporation with the Secretary of State of Delaware and Articles of Conversion with the Secretary of State of Nevada to effect the Reincorporation. The last date on which these documents are filed in the respective states is the effective date of the Reincorporation which, if it occurs, will be on or after May 22, 2017. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority (“FINRA”) of the Name Change and Reincorporation by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such actions.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q.        Why did I receive this Information Statement?

A.        Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q.        Why am I not being asked to vote on the Amendments?

A.        The holders of shares comprising a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q.        Why am I not being asked to vote on the other Actions?

A.        The adoption of the Actions has been approved by written consent of holders of a majority of the outstanding shares of Common Stock of the Company. Our Board unanimously voted, approved and recommended the adoption of the Actions and determined that the Actions are advisable to and in the best interests of the Company and its stockholders. Such approval is sufficient under Nevada law, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

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Q.        What will I receive if the Actions are completed?

A.        Nothing.

Q.        What is the Reincorporation?

A.        The Reincorporation will convert the Company from a Nevada corporation to a Delaware corporation.

Q.        What do I need to do now?

A       Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation:

•	the risks disclosed in this Information Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016; and
•	the risk that, even though the Company has incurred the costs and expenses related to the Proposed Transaction, the Proposed Transaction may not be completed.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find More Information” beginning on page 43. The results presented for any period may not be reflective of results for any subsequent period.

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You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us, are expressly qualified in their entirety by the foregoing cautionary statements.

EXECUTIVE COMPENSATION

Presently, our sole officer and director has not received any compensation for services rendered to us. We currently have no funds available to pay officers or directors. Further, our sole officer and director is not accruing any compensation pursuant to any agreement with us. Except as described in this Information Statement with respect to the Incentive Plan, we have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our employees, nor does our sole executive officer have any “golden parachute” arrangement with us.

CHANGES IN CONTROL

We are not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of our outstanding securities, other than as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.”

There are no current definitive arrangements or agreements, which will result in a change in control. See “RECENT DEVELOPMENTS” below.

RECENT DEVELOPMENTS

We are currently in negotiations with NeuroOne, Inc., a Delaware corporation (“NeuroOne”), with respect to a potential reorganization pursuant to which, as currently contemplated, we would acquire NeuroOne as our indirect wholly-owned subsidiary and the stockholders of NeuroOne would exchange all of the issued and outstanding shares of common stock of NeuroOne currently held by them for shares of the Company’ Common Stock (the “Proposed Transaction”). As the definitive agreement and other transaction documents are still being negotiated, and the parties are still performing due diligence, we can give no assurance as to the ultimate form or terms of the Proposed Transaction or that the Proposed Transaction will be consummated at all.

BACKGROUND

On April 17, 2017, the Board, believing it to be in the best interests of the Company and its stockholders, adopted a resolution approving and adopting: (1) the Certificate of Amendment in order to effect the Amendments; (2) the Reincorporation as contemplated by the Plan of Conversion; and (3) the Incentive Plan. The Board further directed that the Certificate of Amendment, the Plan of Conversion and the Incentive Plan be submitted for consideration by our stockholders. By written consent dated April 17, 2017, the Consenting Stockholder approved and adopted resolutions to approve and adopt (1) the Certificate of Amendment in order to effect the Amendments; (2) the Reincorporation as contemplated by the Plan of Conversion; and (3) the Incentive Plan, in each case to effect the Actions. The Certificate of Amendment is included in the attachment marked as Appendix A to this Information Statement, the Plan of Conversion is included in the attachment marked as Appendix B to this Information Statement and the Incentive Plan is included in the attachment marked as is included in the attachment marked as Appendix G to this Information Statement.

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With respect to the Amendments, we intend to file, as soon as practicable on or after the 20th day after this Information Statement is sent to our stockholders, the Certificate of Amendment with the Secretary of State of the State of Nevada to effect the Amendments with respect thereto, which will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Nevada.

With respect to the Reincorporation, as soon as practicable on or after the 30-day period afforded stockholders exercising dissenters rights, we intend to execute the Plan of Conversion and file a Certificate of Conversion with the Secretary of State of Delaware and Articles of Conversion with the Secretary of State of Nevada to effect the Reincorporation. The last date on which these documents are filed in the respective states is the effective date of the Reincorporation which, if it occurs, will be on or after May 22, 2017. Notwithstanding the foregoing, we must notify FINRA of the Name Change and Reincorporation by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such Actions.

ACTION #1
NAME CHANGE TO NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Reasons for Name Change

In connection with the Proposed Transaction, we may change our name to “NeuroOne Medical Technologies Corporation” prior to the consummation of the Proposed Transaction. We believe that changing our name to “NeuroOne Medical Technologies Corporation” is more in line with NeuroOne’s line of business, will facilitate the Proposed Transaction, will aid us in achieving brand recognition and will better position us to obtain future sources of financing.

Effects of the Name Change

The Board expects to, but has the right not to, cause the Certificate of Amendment to change our name from “Original Source Entertainment, Inc.” to “NeuroOne Medical Technologies Corporation” if we effect the Proposed Transaction. We can give no assurance that we will enter into the Proposed Transaction or any other transaction with NeuroOne.

The change of our name will not by itself have any effect on our corporate status or the rights of stockholders, or affect in any way the validity of currently outstanding stock certificates or the trading of our securities. Our stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold. Stockholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to our transfer agent.

If the Name Change is effected, we intend to apply for a new ticker symbol and a new CUSIP number of our Common Stock. In the event that the Proposed Transaction is not consummated with NeuroOne after we have changed our name to NeuroOne Medical Technologies Corporation, we expect that we would change our name to a new name not related with NeuroOne.

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Dissenters’ Rights

Pursuant to the NRS, our stockholders are not entitled to dissenters’ rights with respect to the Name Change.

ACTION #2

Amendment to our articles of incorporation to INCREASE THE AUTHORIZED SHARES

Description of the Company’s Capital Stock

The Company’s Articles of Incorporation (the “Articles of Incorporation”), currently authorizes the maximum number of shares outstanding at any time shall be forty-five million (45,000,000) shares of Common Stock and five million (5,000,000) shares of preferred stock.

Common Stock

Pursuant to the Articles of Incorporation and our Bylaws, our Common Stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of preferred stock, the holders of our Common Stock possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our Common Stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Except as otherwise provided by law or, by the Articles of Incorporation of the Corporation, at all meetings of stockholders, the holders of a majority of the outstanding shares of the Corporation entitled to vote at the meeting shall be present in person or represented by proxy in order to constitute a quorum for the transaction of business. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Articles of Incorporation. The Articles of Incorporation do not provide for cumulative voting in the election of directors.

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Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of shares of our Common Stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

Subject to any preferential rights of any outstanding series of preferred stock created from time to time by our board of directors, upon liquidation, dissolution or winding up of our company, the holders of shares of our Common Stock will be entitled to receive, on a pro rata basis, all assets of our Company available for distribution to such holders.

In the event of any merger or consolidation of our Company with or into another company in connection with which shares of our Common Stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our Common Stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash), on a pro rata basis.

Holders of our Common Stock have no pre-emptive rights, no conversion rights and there are no redemption provisions or sinking fund rights applicable to our Common Stock. There are also no provisions discriminating against any existing or prospective holders of our Common Stock as a result of such security holders owning a substantial amount of securities.

Preferred Stock

Our Articles of Incorporation currently authorizes our board of directors to issue up to 5,000,000 shares of “blank check” preferred stock in one or more designated series, each of which shall be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, without stockholders’ approval, within any limitations prescribed by law and the Articles of Incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including but not limited to the following:

•	The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

•	Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

•	The amount payable upon shares in the event of involuntary liquidation;

•	The amount payable upon shares in the event of voluntary liquidation;

•	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

•	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

•	Voting powers, if any; and

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•	Any other relative rights and preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

General

As approved by the Board unanimously and by the Consenting Stockholder, the Company’s Board is authorized to amend the Company’s Articles of Incorporation to increase the number of shares of Common Stock which we are authorized to issue from 45,000,000 to 100,000,000 and to increase the number of shares of preferred stock which we are authorized to issue from 5,000,000 to 10,000,000. The terms of the additional shares of Common Stock and preferred stock will be identical to those of the currently authorized shares of Common Stock and preferred stock. This amendment and the creation of additional shares of authorized Common Stock and preferred stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock and preferred stock will remain unchanged under this amendment. The Delaware Certificate of Incorporation which we will file in connection with the Reincorporation has an authorized capital provision that gives effect to the Authorized Stock Increase. If for any reason we do not affect the Reincorporation, the Authorized Stock Increase will be effected through an amendment to our Nevada articles of incorporation pursuant to the terms and conditions of the Certificate of Amendment.

Consent Required

Approval of the Authorized Stock Increase required the consent of the holders of a majority of the outstanding shares of Common Stock entitled to vote. As of the Voting Record Date, the Consenting Stockholder owned a total of 3,500,000 shares representing approximately 68.99% of the votes that could be cast by the holders of our outstanding Common Stock as of the Voting Record Date. The Consenting Stockholder has given his written consent to the Authorized Stock Increase and accordingly, the requisite vote approval of the Authorized Stock Increase was obtained.

Reasons for the Authorized Stock Increase

We anticipate that we will, in the future, attempt to raise additional capital from the sale of shares of our Common Stock or preferred stock. These actions, if they were to occur, of which there can be no assurance, will require the issuance of additional shares of our Common Stock or preferred stock. We believe that now is an appropriate time to increase our authorized shares of capital stock so that we will have flexibility in structuring future transactions. In addition, we believe that increasing our authorized capital stock will facilitate the Proposed Transaction. We have no definitive plans or arrangements to issue any such shares, although the Company evaluates from time to time potential transactions that may result in the issuance of shares, such as the Proposed Transaction. Any such use or issuance of our shares would be regardless of whether the Authorized Share Amendment is effected.

The disadvantages of increasing our authorized Common Stock and preferred stock include:

•	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of our Board. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any other provisions in the Articles of Incorporation, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

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•	Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

Possible Effects of the Authorized Stock Increase

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The Actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company. The purpose of the increase in authorized capital is to increase the number of shares available to consummate the Proposed Transaction and for future issuances. While the increase of our authorized capital stock could, under certain circumstances, have an anti-takeover effect, we do not have in place anti-takeover mechanisms or defenses which may have an anti-takeover effect. The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our Common Stock may also have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our Common Stock, and such issuance may not require stockholder approval. It may also adversely affect the market price of our Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

The Authorized Stock Increase could have a dilutive effect on a stockholder’s voting power. Although an increase in the authorized number of shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination with another company), the Company is not proposing the Authorized Stock Increase in response to any effort to accumulate stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management.

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A table illustrating the effect of the Authorized Stock Increase on the Common Stock is as follows:

	Authorized Common Stock	Issued and Outstanding Common Stock	Common Stock Reserved for Issuance	Available Common Stock for Issuance

Before Authorized Stock Increase	45,000,000	5,073,000	0	39,927,000

After Authorized Stock Increase	100,000,000	5,073,000	0	94,927,000

The reason to increase the authorized preferred stock of the Company from five million (5,000,000) shares to ten million (10,000,000) shares is not attributable to a specific or anticipated transaction or series of transactions. As such, no consideration has been received or is to be received by the Company for a transaction underlying the increase in authorized preferred stock. The reason for the increase in the authorized number of “blank check” preferred stock is to be able to use the additional preferred stock as a tool to attract investors and/or companies to engage in mergers and acquisitions with the Company. The Board of Directors does not currently have any plans to designate or issue any class or series of preferred stock.

Dissenters’ Rights

Pursuant to the NRS, our stockholders are not entitled to dissenters’ rights with respect to the Authorized Stock Increase.

ACTION #3

CERTIFICATE OF AMENDMENT

Adoption of the Certificate of Amendment

In connection with the Amendments described in Actions 1 and 2, the Board believes that it is in the best interest of the stockholders to adopt the Certificate of Amendment attached hereto as Appendix A. The Certificate of Amendment will incorporate the Amendments set forth in the Actions set forth above and other than Actions 1 and 2, the Certificate of Amendment does not incorporate any other material changes.

The principal reason for adopting the Certificate of Amendment is to incorporate all amendments into one document, however, the Company reserves the right to instead file one or more amendments to the existing Articles of Incorporation of the Company to effect the relevant Actions instead of filing the Certificate of Amendment.

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Dissenters’ Rights

Pursuant to the NRS, our stockholders are not entitled to dissenters’ rights with respect to the Certificate of Amendment.

ACTION #4

REINCORPORATION IN DELAWARE

Background

The Board has unanimously approved the Reincorporation of the Company from the State of Nevada to the State of Delaware, including the adoption of a new certificate of incorporation and bylaws. In addition, the Board has determined that the terms of the Plan of Conversion by which the Reincorporation will be effectuated are fair to, and in the best interests of, both the Company and our stockholders. The Consenting Stockholder has approved the Plan of Conversion pursuant to which the Company will effect the Reincorporation, in compliance with the Delaware General Corporation law, as amended and the NRS.

Summary

The principal effects of the Reincorporation, if consummated, will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws pursuant to the NRS and will become subject to Delaware corporation laws pursuant to the Delaware General Corporation Law (the “DGCL”). The Company’s governance will be pursuant to the new certificate of incorporation filed in Delaware and the new bylaws reflecting, among other things, application of the DGCL.

•	The resulting Delaware corporation (referred to in this section as “New Delaware Entity”) will be the same entity as the Company as currently incorporated in Nevada (referred to in this section as “Old Nevada Entity”) and will continue with all of the rights, privileges and powers of Old Nevada Entity, will possess all of the properties of Old Nevada Entity, will continue with all of the debts, liabilities and obligations of Old Nevada Entity, including all contractual obligations, and will continue with the same officers and directors of Old Nevada Entity immediately prior to the Reincorporation, as more fully described below.

•	When the Reincorporation becomes effective, all of our issued and outstanding shares of Common Stock at such time will be automatically converted into issued and outstanding shares of Common Stock of New Delaware Entity, without any action on the part of our stockholders. We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC.

•	shares of our Common Stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our Common Stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the reincorporation. The Reincorporation will not change the respective ownership positions of our stockholders in our Company.

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•	Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become plans of New Delaware Entity.

 Plan of Conversion

To accomplish the Reincorporation, the Board and the Consenting Stockholder has adopted a Plan of Conversion, substantially in the form attached to this Information Statement as Appendix B. The Plan of Conversion provides that Old Nevada Entity will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL.

We anticipate effecting the Reincorporation within thirty (30) days after the mailing of this Information Statement by filing with the Secretary of State of the State of Nevada articles of conversion, and filing with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation in the form of Appendix C attached hereto (the “Delaware Certificate”). In addition, upon consummation of the Reincorporation, the Board will adopt bylaws for the resulting Delaware corporation, in the form attached to this Information Statement as Appendix D (the “Delaware Bylaws”).

The Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the articles of conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the certificate of conversion and the certificate of incorporation.

Reasons for Reincorporation

The Board is continually evaluating how to best position the Company to be attractive to all of its potential constituents, including stockholders, employees, officers, directors, customers, and other business partners. The Board approved the Reincorporation because it believes that the resulting change to governance under the corporate laws of the State of Delaware will directly benefit our stockholders by providing greater clarity with respect to their rights, and in turn will provide greater certainty to our Company’s other constituents.

Specifically, we believe that Delaware’s laws are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. The DGCL is generally acknowledged to be the most advanced and flexible corporate statute in the United States, and the Delaware General Assembly annually considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to changing legal and business needs. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, according to publicly available data, a majority of U.S. publicly-traded entities are organized in Delaware or have changed their corporate domiciles to Delaware.

In addition, Delaware’s Court of Chancery has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges with significant experience addressing business issues, not juries, which traditionally has enabled corporate litigation in Delaware to proceed relatively quickly and effectively. As a result, Delaware courts overall have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing the DGCL, including areas of governance that case law in most other states, including Nevada, does not address.

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This abundance of Delaware legal precedent provides clarity and predictability to many areas of corporate law for Delaware entities, and the Board believes it should provide the Company, its Board and management the ability to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. In addition, stockholders are generally more familiar with Delaware corporations, including Delaware’s vast body of law on fiduciary duties of directors and officers, and should benefit from an increased understanding of and comfort with their rights relative to the Company. In the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in raising capital for Delaware corporations, and certain types of prospective investors may be more willing to invest in a Delaware corporation than in a Nevada corporation as a result of the increase in available legal precedent and clarity of stockholder rights in Delaware. Further, although to date we have not experienced difficulty in recruiting or retaining directors or officers, potential Board or officer candidates are generally familiar and comfortable with Delaware laws—especially those relating to director and officer indemnification—and we believe that the Reincorporation will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers who seek the protections afforded by Delaware law.

The Board is not proposing the Reincorporation to prevent a change in control of our Company and is not aware of any present attempt by any person to acquire control of our Company or to obtain representation on the Board.

Effects of Reincorporation

General

Apart from being governed by the Delaware Certificate, Delaware Bylaws and the DGCL—the effects of which are addressed below under “Our Authorized Securities” and “Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware”—for all other purposes, the Company will be the same entity as the Company immediately prior to the Reincorporation. Through the conversion mechanism provided by the NRS and DGCL, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all other causes of action belonging to our Company immediately prior to the Reincorporation will remain vested in the Company following the Reincorporation. In addition, all debts, liabilities, obligations and duties of the Company immediately prior to the Reincorporation will remain attached to the Company following the reincorporation. The Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation after the Reincorporation. The Reincorporation will not result in any change in our business, management, Board, operations or the location of our principal executive offices.

Our Authorized Securities

Prior to giving effect to the Authorized Stock Increase, the Articles of Incorporation authorized the issuance of up to 45,000,000 shares of common stock, with a par value of $0.001 per share and up to 5,000,000 shares of preferred stock, with a par value of $0.001 per share.

Following the effectiveness of the Authorized Stock Increase, the Articles of Incorporation authorized the issuance of up to 100,000,000 shares of common stock, with a par value of $0.001 per share and up to 10,000,000 shares of preferred stock, with a par value of $0.001 per share. Similarly, as a Delaware corporation and under the certificate of incorporation after the Reincorporation, we will be authorized to issue 100,000,000 shares of common stock, with a par value of $0.001 per share and up to 10,000,000 shares of preferred stock, with a par value of $0.001 per share.

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Our current amended Articles of Incorporation and the proposed Delaware Certificate both authorize the Board to issue shares of preferred stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the Reincorporation is approved, except as required by law or regulation. Whether prior to or after the Reincorporation, should the Board determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board deems to be in the best interests of our Company and stockholders, and the Company shall promptly disclose such issuances and their terms.

Our Outstanding Securities

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of Common Stock will automatically be converted into issued and outstanding shares of Common Stock of New Delaware Entity, without any action on the part of our stockholders. We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our Common Stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our Common Stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions as after the Reincorporation. The Reincorporation will not change the respective ownership positions of our stockholders.

Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of New Delaware Entity, our employee benefit and incentive plans will become New Delaware Entity plans, and each option, equity award or other right issued under such plans outstanding immediately prior to the Reincorporation automatically will be converted into an option, equity award or right to purchase or receive the same number of shares of New Delaware Entity common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employment agreements and other employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.

Similarly, upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of our common stock automatically will be converted into a warrant to purchase or receive the same number of shares of New Delaware Entity common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Our stockholders will not be required to exchange their stock certificates for new stock certificates with respect to the Reincorporation. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of New Delaware Entity. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Discretion Not to Consummate Reincorporation

The Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders.

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Adoption of Delaware Certificate and Delaware Bylaws

In connection with the Reincorporation, the Board and the Consenting Stockholder adopted the certificate of incorporation for the New Delaware Entity in substantially the form attached hereto as Appendix C and the Delaware Bylaws substantially in the form attached hereto as Appendix D, each to become effective concurrently with the effectiveness of the Reincorporation. At the time they become effective, the Delaware Certificate will supersede the Company’s current Articles of Incorporation and the Delaware Bylaws will supersede the Company’s current bylaws. The Delaware Certificate and the Delaware Bylaws were adopted in order to reflect the Reincorporation of the Company in the State of Delaware and to implement provisions deemed by the Board to be in the best interests of the Company and its stockholders.

Anti-Takeover Implications

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability. It should be noted, however, the Reincorporation was not proposed to prevent a change in control and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.

Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of our Company being subject to Delaware law instead of Nevada law. For example, in the event that our securities are listed on a national securities exchange or its securities are held of record by at least 2,000 stockholders, we will be subject to Section 203 of the DGCL, which restricts certain “business combinations” with “interested stockholders” (generally refers to an owner of 15% or more of the outstanding voting stock of a corporation) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approved the transaction.

Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to our Company and our stockholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; or (c) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all stockholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with the Board, our Board would evaluate our assets and business prospects to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

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Changes to Stockholder Rights Before and After the Reincorporation

As previously noted, the Delaware Certificate and Delaware Bylaws will be the governing instruments of the Company following the Reincorporation, resulting in some changes from the Company’s current Articles of Incorporation and bylaws, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware. There are also material differences between the NRS and the DGCL. The material changes to the Articles of Incorporation and bylaws of the Company, as well as the material differences between the NRS and the DGCL, are discussed below. The following summary does not purport to be complete and is qualified in its entirety by reference to Nevada and Delaware corporate laws, the Delaware Certificate and Delaware Bylaws, copies of which are attached hereto as Appendix C and Appendix D , respectively.

Due to Delaware’s prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.  Nevada case law concerning the governing and effects of its statutes and regulations is more limited, therefore, we believe that the reincorporation in Delaware will provide our shareholders with more predictability with respect to the legality our corporate affairs and the shareholders’ rights to challenge them.

While we believe that the benefits of the reincorporation are significant, shareholders may find the substantial judicial precedent in the Delaware courts to be a disadvantage to the extent that the precedent serves to ensure that the Delaware courts will uphold the measures the Company implements to protect shareholder interests in the event of unsolicited takeover attempts. Such measures may also tend to discourage a future attempt to acquire control of the Company that is not presented to and approved by the Company’s Board, but that a substantial number and perhaps even a majority of the shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over then current market prices.  As a result of such effects, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of our Common Stock who receive Common Stock of New Delaware Entity in exchange for their Common Stock of Old Nevada Entity in the Reincorporation. This discussion addresses only those stockholders who hold their Common Stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) and does not address all the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, including, without limitation:

•	financial institutions, insurance companies, regulated investment companies or real estate investment trusts;

•	pass-through entities or investors in such entities;

•	tax-exempt organizations;

•	dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting;

•	persons that hold Common Stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction;

•	persons who are not U.S. holders;

•	persons that have a functional currency other than the U.S. dollar;

•	persons who acquired their shares of Common Stock through the exercise of an employee stock option or otherwise as compensation;

•	persons whose Common Stock is “qualified small business stock” for purposes of Section 1202 of the Code; and

•	persons who are subject to the alternative minimum tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Common Stock that is:

•	a citizen or resident of the United States;

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•	corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;

•	a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner. Partners holding Common Stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the Reincorporation.

The tax consequences to holders of options to acquire our Common Stock are also not discussed herein. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation).

The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the Company, New Delaware Entity and/or our stockholders. A ruling from the IRS will not be requested in connection with the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

•	No gain or loss will be recognized by holders of our Common Stock upon receipt of Common Stock of New Delaware Entity pursuant to the Reincorporation;

•	The aggregate tax basis of the Common Stock of New Delaware Entity received by each stockholder of Old Nevada Entity in the Reincorporation will be equal to the aggregate tax basis of the Common Stock of Old Nevada Entity surrendered in exchange therefor;

•	The holding period of the Common Stock of New Delaware Entity received by each stockholder of Old Nevada Entity will include the period for which such stockholder held the Common Stock of Old Nevada Entity surrendered in exchange therefor, provided that such Common Stock of Old Nevada Entity was held by such stockholder as a capital asset at the time of the Reincorporation; and

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•	No gain or loss will be recognized by Old Nevada Entity or New Delaware Entity as a result of the Reincorporation.

A U.S. holder of shares of our Common Stock may be required to attach a statement to its tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b) and may be required to maintain a permanent record of facts relating to the Reincorporation. Such information includes, among other things, the stockholder’s tax basis in the stockholder’s Common Stock of Old Nevada Entity and the fair market value of the stockholder’s Common Stock of Old Nevada Entity immediately prior to the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation, adjusted solely for any other actions taken in the applicable period that may independently have an accounting impact.

Regulatory Approvals

The Reincorporation will not be consummated until we obtain all required consents of governmental authorities, including the filing of the articles of conversion with the Secretary of State of the State of Nevada and the filing of the certificate of conversion and the certificate of incorporation with the Secretary of State of the State of Delaware.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Delaware, all stock certificates which represented shares of the Company’s Common Stock shall represent ownership of the New Delaware Entity’s Common Stock, as applicable. We will print new stock certificates and we will obtain a new CUSIP number for our Common Stock that reflects the name change and change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company’s state of incorporation) to the transfer agent of the Company, Action Stock Transfer, and to be issued in exchange therefore, new common stock certificates representing the number of shares of the New Delaware Entity’s common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the effective date, the Company will pay on one occasion only for such issuance. The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). The Company’s registrar and transfer agent for the Common Stock is Action Stock Transfer and may be contacted at 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, UT 84121. Their telephone number is 801-274-1088.

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Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware

As a Nevada corporation, the Old Nevada Entity and the rights of our stockholders are governed by NRS Chapters 78 and 92, our current Articles of Incorporation (the “Nevada Articles”) and our Bylaws (the “Nevada Bylaws”). Upon consummation of the Reincorporation, the Company will be a Delaware corporation, and the New Delaware Entity and our stockholders’ rights will be governed by the DGCL, by the Delaware Certificate and the Delaware Bylaws, substantially in the forms attached to this Information Statement.

Although the Delaware Certificate and Delaware Bylaws are substantially similar to the Nevada Articles and Nevada Bylaws, respectively, they also include certain provisions that differ in some respects from the provisions contained in the Nevada Articles and Nevada Bylaws. The following comparison of the NRS, Nevada Articles and Nevada Bylaws with the DGCL, Delaware Certificate and Delaware Bylaws summarizes important distinctions between the respective bodies of law and organizational documents, but does not purport to be a complete statement of the respective rights of our stockholders prior to and subsequent to the Reincorporation. Further, the following summary is not intended to constitute a comprehensive summary of such laws or documents. As such, the following summary is qualified in its entirety by reference to the NRS and DGCL, respectively, as well as the Nevada Articles, Nevada Bylaws, Delaware Certificate and Delaware Bylaws.

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
ELECTIONS; VOTING; PROCEDURAL MATTERS
Number of Directors

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. NRS 78.115.

The Nevada Articles provide that the number of directors shall be one or more, fixed from time to time by the resolution of the Board. The Nevada Bylaws provide that the number of directors shall be not less than one and not more than nine, as fixed from time to time by vote of the stockholders or by resolution of the Board.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors. DGCL Section 141.

The Delaware Certificate will provide that the number of directors shall be fixed from time to time by the resolution of the Board. The Delaware Bylaws will provide that the number of directors shall be fixed in accordance with the certificate of incorporation.

Classified Board

Nevada law allows corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually. NRS 78.330.

Neither the articles of incorporation nor the bylaws of Old Nevada Entity provide for a classified Board. Directors are elected at the annual meeting of stockholders.

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.

The Delaware Certificate and Delaware Bylaws will provide for the Directors to be divided into three classes designated as Class I, Class II and Class III. The Directors will be elected for a term of three years.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. DGCL Section 141.

The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

Interested Party Transactions	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors (or committee) or stockholders and the transaction is approved or ratified by the board (or committee) or stockholders in good faith, without counting the vote(s) of the common or interested director(s) in the former case and counting such vote(s) in the latter case, (ii) the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140.	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors, (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified. DGCL Section 144.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Special Meetings of Stockholders

Nevada law provides that unless otherwise set forth in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders. NRS 78.310.

The Nevada Bylaws provide that special meetings of the stockholders may be called by resolution of the Board, by the President, or by the holders of a majority of the outstanding shares of capital stock which are entitled to vote on matters that are to be voted on at such meeting. Special meetings shall be held at such place, on such date and at such time as the Board or the President determines.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholders’ meeting. DGCL Section 211.

The Delaware Bylaws will provide that special meetings of the stockholders may be called by: (1) the Chairman of the Board; (2) the Chief Executive Officer; or (3) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors and shall be held at such place, on such date and at such time as the Board determines.

Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding at least 15% of the corporation’s voting power. NRS 78.345.	Delaware law provides that if the annual meeting for election of directors is not held on the date designated or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors shall cause the meeting to be held as soon as is convenient, and that if a corporation fails to hold an annual meeting for the election of directors within 30 days of the date designated for the annual meeting, or within 13 months of the most recent annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors. DGCL Section 211.

Cumulative Voting

Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. NRS 78.360.

Old Nevada Entity does not have a provision granting cumulative voting rights in the election of its directors in the Nevada Articles or Nevada Bylaws.

A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. DGCL Section 214.

New Delaware Entity will not have a provision granting cumulative voting rights in the election of its directors in its Delaware Certificate or Delaware Bylaws.

Vacancies

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. NRS 78.335.

The Nevada Bylaws provide that any vacancies may be filled by a majority vote of the remaining directors, unless the Board determines by resolution to allow such vacancy to be filled by stockholder vote. If vacancies occur in the offices of all of the Directors, such vacancies shall be filled by stockholder vote.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise. DGCL Section 142.

The Delaware Certificate and Delaware Bylaws will provide that any vacancies may be filled by a majority vote of the remaining directors, even though less than a quorum of the Board, unless the Board determines by resolution to allow such vacancy to be filled by stockholder vote.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Stockholder Voting Provisions (Quorum and General Matters)

Under Nevada law, a majority of the voting power, which includes the voting power that is present both in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the corporation’s articles of incorporation or bylaws. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action. NRS 78.320, 78.330.

The Nevada Bylaws do not change the statutory rules regarding the above stockholder voting provisions.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series. DGCL Section 216.

The Delaware Bylaws do not change the statutory rules regarding the above stockholder voting provisions.

Duration of Proxies

A proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355.

The Nevada Bylaws do not change the statutory rule regarding the period of effectiveness for proxies.

A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212.

The Delaware Bylaws do not change the statutory rule regarding the period of effectiveness for proxies.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Stockholder Voting Provisions (Mergers and Similar Transactions)

Nevada law generally requires authorization by a majority of the voting power of the stockholders as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued or issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding immediately before the merger. NRS 92A.130.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Delaware law generally requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251.

The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Stockholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. NRS 78.320.

The Nevada Articles and Nevada Bylaws do not change the statutory rule, but further provide that prompt notice of action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228.

The Delaware Certificate specifically denies the power of the stockholders to act by written consent pursuant to DGCL Section 228.

Advance Notice of Stockholder Proposals

Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

The Nevada Bylaws do not provide for advance notice of a stockholder’s proposal or director nominee.

Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

The Delaware Bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to, or mailed and received by, the Secretary of the corporation at the company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day nor later than the later of (i) the ninetieth (90th) day prior to such annual meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Adjournment of Stockholder Meetings

Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370.

The Nevada Bylaws follow the statutory rule, and supplement as follows: (a) at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting; and (b) if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

If a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. DGCL Section 222.

The Delaware Bylaws will follow the statutory and supplement by providing that if the adjournment is for 30 days or less, notice need not be delivered if the time and place thereof are announced at the meeting at which the adjournment is taken.

Amendments to the Articles of Incorporation or Certificate of Incorporation

Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the majority of voting power of the corporation to approve any amendment to the articles of incorporation unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.

The Nevada Bylaws do not change the statutory rules regarding amendments to the Nevada Articles.

Delaware law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the majority of voting power of the corporation to approve any amendment to the certificate of incorporation unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Additionally, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242.

The Delaware Bylaws will not change the statutory rules regarding amendments to the Delaware Certificate. The Delaware Certificate provides that the affirmative vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote shall be required to alter, amend or repeal Articles V Management, VI Personal Liability of Directors and Indemnification, and VII Amendments.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Amendments to the Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.

The Nevada Bylaws provide that the bylaws may be amended by the stockholders or by the Board, if the power is conferred upon the Board by the articles of incorporation. The Nevada Articles do include a provision conferring this power to the Board.

Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109.

The Delaware Certificate will provide the Board the ability to adopt, amend or repeal the bylaws, and acknowledges and preserves the stockholders’ statutory right to such actions.

Exclusive Forum Provision

An “exclusive forum” provision of a company’s governing documents provides that claims relating to alleged breaches of fiduciary duties and similar matters may be brought only in the courts of the state of incorporation. Nevada law does not expressly address the permissibility of an exclusive forum provision in the governing documents of a corporation.

The Nevada Articles and Nevada Bylaws do not include a forum selection provision.

Recent case law in Delaware has upheld the adoption and use of exclusive forum provisions. The Delaware Bylaws will include an exclusive forum provision.
ANTI-TAKEOVER
Control Share Acquisitions

Nevada’s “Acquisition of Controlling Interest” statute applies to Nevada corporations that do business in the State of Nevada directly or through an affiliate and which have 200 or more stockholders of record (at least 100 of which have record addresses in Nevada), unless the articles of incorporation or bylaws specifically provide otherwise. If applicable, this statute generally provides that any person acquiring certain statutorily defined “control” percentages (20%, 33.3% or a majority) of a corporation’s outstanding shares in the secondary market is not entitled to vote those “control shares” unless a majority of the other stockholders elects to restore such voting rights in whole or in part. NRS 78.379, 78.3791.

Old Nevada Entity neither conducts business in the State of Nevada nor has 100 record stockholders resident in Nevada, and therefore this statute does not apply. However, it could apply in the future if we remain incorporated in Nevada.

Delaware law has no provision comparable to Nevada’s “Acquisition of Controlling Interest” statute.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Business Combinations

The NRS generally prohibits a Nevada corporation with 200 or more stockholders of record from engaging in a combination, defined to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of two years following the date that such person became an Interested Stockholder unless the board of directors of the corporation approved in advance either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, a combination may be consummated during the two year period if: (a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by consent, by the affirmative vote of the holders of stock representing 60 percent of the outstanding voting power not beneficially owned by the Interested Stockholders. If this approval is not obtained, the combination may be consummated after the two year period expires if it meets all requirements of the articles of incorporation and if either:

(a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or

(b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these sections of the NRS, if such amendment is approved by the affirmative vote of a majority of the voting power of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder who became an Interested Stockholder before the effective date of the amendment.

As Old Nevada Entity has not adopted a provision in the Nevada Articles in which it elects not to be governed by the sections of the NRS relating to business combinations, the statute applies to combinations involving Old Nevada Entity.

Under the Delaware business combination statute, a corporation is prohibited from engaging in any business combination with an interested stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within a three-year period did own, 15% or more of the corporation’s voting stock for a three year period following the time the stockholder became an interested stockholder, unless:

• prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

• the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder; or

• at or subsequent to the time the stockholder became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

A business combination generally includes:

• mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

• specified transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries; and

• other transactions resulting in a disproportionate financial benefit to an interested stockholder.

The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders. DGCL Section 203.

New Delaware Entity will not have any provision in its Delaware Certificate by which it elects out of governance by the Delaware business combination statute.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Consideration of Non-Stockholder Interests	The NRS expressly authorizes directors, when taking action on behalf of a corporation, to consider the interests of constituencies other than stockholders, including employees, suppliers, creditors, customers and the community and society as a whole. NRS 78.138.	Delaware case law limits the ability of a board of directors to consider the interests of non-stockholders when taking action on behalf of the corporation in some circumstances. This aspect of Delaware law could limit the discretion of the Board in responding to unsolicited takeover proposals or similar events in some circumstances.

Combination with Interested Stockholders	Nevada’s “Combinations with Interested Stockholders” statute generally provides that a corporation may not engage in certain types of business combination transactions with an “interested stockholder” for two years after the person becomes an interested stockholder, or longer if certain requirements are not satisfied, unless (i) before becoming an interested stockholder, the board approved either the combination or the transaction in which the stockholder became “interested” or (ii) on or subsequent to the date the person became an interested stockholder, the business combination is authorized by the board of directors and a supermajority of the stockholders other than the interested stockholder. An “interested stockholder” is generally, (i) a person owning 10% or more of the corporation’s outstanding voting stock or (ii) an affiliate or associate of the corporation who held at least 10% of the stock at any point in the prior two years. NRS 78.423, 78.438.	The DGCL contains a “Business Combinations with Interested Stockholders” provision that is generally similar to the Nevada Combinations with Interested Stockholders statute, with the principal differences being that (i) the threshold for becoming an “interested stockholder” in Delaware is 15% rather than 10% and (ii) the duration of the moratorium on business combinations with an interested stockholder is three years rather than two, but is not subject to possible extension as it is in Nevada. DGCL Section 203.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
Indemnification

A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under the codification of the business judgment rule set forth in NRS 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court determines that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees. NRS 78.7502.

The Nevada Articles and Nevada Bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors, officers, employees, or agents against expenses (including attorneys’ fees and costs of litigation) incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.

Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification may be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court determines upon application that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees. DGCL Section 145.

The Delaware Certificate and Delaware Bylaws will provide that the corporation shall indemnify its past, present and future directors, officers, employees and agents to the fullest extent not prohibited by the DGCL.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
Advancement of Expenses

Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may require a corporation to advance expenses incurred by a director or officer relating to an action, suit or proceeding as to which indemnification may be obtained upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. NRS 78.751.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. DGCL Section 145.

The Delaware Bylaws will provide for advancement of expenses to directors, officers and certain other employees and agents upon request, subject to the following condition: if required by the DGCL, advancement of expenses will be permitted only upon receipt by New Delaware Entity of an undertaking consistent with the requirements of DGCL.

Limitation on Personal Liability of Directors

Under the NRS, neither a director nor an officer of a Nevada corporation can generally be held personally liable to the corporation, its stockholders or its creditors for any damages resulting from any act or failure to act in his or her capacity as officer or director unless he or she committed a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or a knowing violation of law. NRS 78.138.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

A Delaware corporation is permitted to adopt a provision in its certificate of incorporation limiting or eliminating the liability of a director to a corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions for breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawfully-paid dividends or improper personal benefits. DGCL Section 102.

The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

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Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate and Delaware Bylaws
DIVIDENDS
Declaration and Payment of Dividends

Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170.

The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposed Actions covered by the related resolutions adopted by the sole member of our Board, which is not shared by all other stockholders.

California Corporations Code Section 2115

Section 2115 of the California General Corporation law provides that a corporation incorporated under the laws of a jurisdiction other than California, but which has more than one-half of its “outstanding voting securities” held by California residents and which has a majority of its property, payroll and sales in California, based on the factors used in determining its income allocable to California on its franchise tax returns, may be required to provide stockholders certain rights under California corporate law, including cumulative voting for directors and certain information rights, regardless of any contradiction with the company’s jurisdiction of incorporation. After reasonable analysis of the Company’s books and records, the Company has determined that it is not currently subject to Section 2115. The Reincorporation will not impact the Company’s need to assess applicability of Section 2115, which would be equally applicable to a Nevada corporation and a Delaware corporation if the requirements of Section 2115 were met.

Dissenters’ Rights

Holders of record of shares of the Company’s Common Stock that did not execute a written consent approving the Reincorporation and that properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS. Holders of record of shares of the Company’s Common Stock will not be entitled to dissenters’ rights under NRS Sections 78.2055 or 92A.380 as a direct result of the Name Change, the Authorized Stock Increase, the Certificate of Amendment or the Incentive Plan.

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The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this Information Statement as Appendix E. The following summary does not constitute legal or any other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500. All references in NRS Sections 92A.300 - 92A.500 and in this summary to a “stockholder” or “holders of shares of the Company’s capital stock” are to the record holder or holders of the shares of the Company’s capital stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of the Company’s capital stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

We are sending a dissenter’s notice to our stockholders with this Information Statement, attached as Appendix F to this Information Statement. Dissenting stockholders must, by no later than May 22, 2017, send a written objection to the Reincorporation stating their intention to demand payment for their shares in the form set forth in Appendix F. The written objection should be sent to:

Original Source Entertainment, Inc.

24 Turnberry Drive

Williamsville, New York 14221

Registered Mail, Return Receipt Requested is recommended. The objection must include (i) a notice of election to dissent, (ii) the stockholder’s name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder’s shares if the Reincorporation is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

Together with the written demand or by May 22, 2017, the dissenting stockholder must submit certificates representing all of his shares of stock of our company to us at the address set forth above or to our transfer agent, Action Stock Transfer, 2469 E. Fort Union Blvd, Suite 214, Salt Lake City, UT 84121, for the purpose of affixing a notation indicating that a demand for payment has been made.

If the Reincorporation is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the NRS the amount we estimate to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the Reincorporation, excluding any appreciation or depreciation in anticipation of the Reincorporation unless exclusion would be inequitable. The payment will be accompanied by (i) our financial statements for the year ended December 31, 2016 and the period ended March 31, 2017, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the NRS.

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A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the NRS, which are attached as Appendix E to this Information Statement. Sections 92A.300 to 92A.500 of the NRS inclusive require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS APPENDIX F, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE.

ACTION #5

ADOPTION OF 2017 EQUITY INCENTIVE PLAN

Introduction

The Board and the Consenting Stockholder approved and adopted the 2017 Equity Incentive Plan (the “Incentive Plan” ) on April 17, 2017. Although the Action to adopt the Incentive Plan has been prompted by the Proposed Transaction, the potential beneficial effects of the Incentive Plan to the Company and its stockholders apply regardless of whether the Company enters into the Proposed Transaction or not and, accordingly, the Incentive Plan is not contingent on the Proposed Transaction in any way.

The Incentive Plan is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to the Company’s employees, consultants and directors, which will align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to the Company’s financial success. The Board believes that the Incentive Plan will serve a critical role in attracting and retaining high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals.

Shares Available Under the Plan

The Incentive Plan authorizes the Compensation Committee or Board to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units and other stock-based awards. Under the Incentive Plan, the Compensation Committee is authorized to issue up to 1,300,000 shares, subject to adjustment as provided below.

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Section 162(m) Tax Considerations

The Incentive Plan is designed to help us comply with the rules relating to our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards granted under the Incentive Plan that are intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code to be deductible, the stockholders were asked to approve certain material terms of the Incentive Plan. By approving the Incentive Plan, the Consenting Stockholder specifically approved, among other things:

•	the eligibility requirements for participation in the Incentive Plan;

•	the maximum number of shares for which stock-based awards may be granted to an employee in any fiscal year; and

•	the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units and other stock-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the Incentive Plan generally will be deductible by us for federal income tax purposes, under certain circumstances, such as a change in control, compensation paid in settlement of certain awards may not qualify as performance-based. In addition, Section 162(m) of the Code imposes a number of other requirements that must be met in order for awards to qualify for deduction under the Code. Accordingly, there can be no assurance that awards under the Incentive Plan will be fully deductible under all circumstances. In addition, other awards under the Incentive Plan which are not intended to satisfy these “performance-based” compensation requirements generally will not so qualify. To the extent that such compensation, when added to other non-exempt compensation, exceeds $1 million in any given year paid to certain executives, then the amount in excess of $1 million will be subject to the deduction limitations of Section 162(m) of the Code.

Summary of the Incentive Plan

The following summarizes the principal features of the Incentive Plan which is set forth in its entirety as Appendix G to this Information Statement. The following summary is qualified in its entirety by reference to Appendix G.

Description of the Incentive Plan

Authorized Shares. The maximum number of shares of our Common Stock that may be issued under our Incentive Plan, is 1,300,000 shares. In addition, the number of shares of our Common Stock reserved for issuance under our Incentive Plan will automatically increase on January 1st of each calendar year, starting on January 1, 2018 through January 1, 2027, in an amount equal to 13.0% of the total number of fully-diluted shares of Common Stock of the Company as of December 31 of the preceding calendar year, or a lesser number of shares determined by our Board. The maximum number of shares of our Common Stock that may be issued on the exercise of incentive stock options under our Incentive Plan is 1,300,000.

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Shares subject to awards granted under our Incentive Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our Incentive Plan. Additionally, shares become available for future grant under our Incentive Plan if they were issued under stock awards under our Incentive Plan and if we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board, or a duly authorized committee of our board of directors, will administer our Incentive Plan. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our Incentive Plan, our Board has the authority to determine and amend the terms of awards and underlying agreements, including:

•	recipients;

•	the exercise, purchase, or strike price of stock awards, if any;

•	the number of shares subject to each stock award;

•	the vesting schedule applicable to the awards, together with any vesting acceleration; and

•	the form of consideration, if any, payable on exercise or settlement of the award.

Under the Incentive Plan, the Board also generally has the authority to effect, with the consent of any adversely affected participant:

•	the reduction of the exercise, purchase, or strike price of any outstanding award;

•	the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or

•	any other action that is treated as a repricing under generally accepted accounting principles.

Section 162(m) Limits. At such time as necessary for compliance with Section 162(m) of the Code, no participant may be granted stock awards covering more than 1,300,000 shares of our Common Stock under the Incentive Plan during any calendar year pursuant to stock options, stock appreciation rights, and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our Common Stock on the date of grant. Additionally, under our Incentive Plan, in a calendar year, no participant may be granted a performance stock award covering more than 1,300,000 shares of our Common Stock or a performance cash award having a maximum value in excess of $1 million. These limitations are designed to allow us to grant compensation that will not be subject to the $1,000,000 annual limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code.

Stock Options. Incentive stock options and nonstatutory stock options are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

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Restricted Stock Unit Awards. Restricted Stock Units (“RSUs”) are granted under restricted stock unit award agreements adopted by the plan administrator. RSUs may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. An RSU may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the RSU agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. A stock appreciation right granted under the Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards. The Incentive Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility imposed by Section 162(m) of the Code. Our Compensation Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts; (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) patient samples processed and billed; (lvi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) and to the extent that an award is not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, other measures of performance selected by the Board.

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The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or committee (as applicable) (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Board or committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, subject to certain limitations, the Board or committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due on attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our Common Stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

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Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Incentive Plan, (2) the class and maximum number of shares that may be issued on the exercise of incentive stock options, (3) the class and maximum number of shares subject to stock awards that can be granted to a person in a calendar year (as established under the Incentive Plan under Section 162(m) of the Code), and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. Our Incentive Plan provides that in the event of certain specified significant corporate transactions, including: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 90% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction, and (4) the consummation of a merger or consolidation where we do survive the transaction but the shares of our Common Stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder, the administrator may take one or more of the following actions with respect to such stock awards:

•	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

•	accelerate the vesting, in whole or in part, of the stock award and provide for its termination before the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

•	cancel or arrange for the cancellation of the stock award before the transaction in exchange for a cash payment, or no payment, as determined by the board; or

•	make a payment, in the form determined by our Board, equal to the excess, if any, of the value of the property the participant would have received on exercise of the awards before the transaction over any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner and is not obligated to treat all participants in the same manner.

In the event of a change in control, awards granted under the Incentive Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement. Under the Incentive Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity), (3) a sale, lease, exclusive license, or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders, and (4) an unapproved change in the majority of the Board.

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Transferability. A participant may not transfer stock awards under our Incentive Plan other than by will, the laws of descent and distribution, or as otherwise provided under our Incentive Plan.

Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate our Incentive Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board adopted our Incentive Plan. No stock awards may be granted under our Incentive Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the Incentive Plan. Tax consequences for any particular individual may be different.

Incentive Stock Options. A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Nonstatutory Stock Options. A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired through the exercise of a nonstatutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Stock Appreciation Rights. A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

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Restricted Stock, Restricted Stock Units, Performance Awards, and Performance Shares. A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award has been transferred to him or her and becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plans with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). However, special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include (among others) stockholder approval of the Incentive Plan and its material terms, setting certain limits on the number of shares subject to awards and, for awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid. The Incentive Plan has been designed to permit (but not require) the administrator to grant awards that are intended to qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND VESTING OR EXERCISE OF AWARDS UNDER THE INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY TO WHICH THE SERVICE PROVIDER MAY BE SUBJECT.

New Plan Benefits

A new plan benefits table for the Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Incentive Plan if the Incentive Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Incentive Plan will be made at the Board or Compensation Committee’s discretion, subject to the terms of the Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the Incentive Plan are not determinable at this time.

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Dissenters’ Rights

Pursuant to the NRS, our stockholders are not entitled to dissenters’ rights with respect to the Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 17, 2017 with respect to the holdings of:

•	each person known to us to be the beneficial owner of more than 5% of the Common Stock;
•	each of our directors, nominees for director and named executive officers; and
•	all directors and executive officers as a group.

To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Except as otherwise indicated, the address of each of the persons named in the table below is c/o Original Source Entertainment, Inc., 24 Turnberry Drive, Williamsville, New York 14221.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Amer Samad	3,500,000	69%
Linda LaRae Rock - 35799 Avignon Ct., Wincester, CA 92596	500,000	9.86%
Sheri Sabey - 492 Tolland Drive, Castle Rock, CO 80108	500,000	9.86%
All directors and executive officers as a group (1 person)	3,500,000	69%

(1)	The applicable percentage ownership is based on 5,073,000 shares of Common Stock outstanding as of the Notice Record Date. The number of shares of Common Stock owned are those “beneficially owned” as determined under the rules of the SEC, including any shares of Common Stock as to which a person has sole or shared voting or investment power. There were no outstanding options, warrants, or other rights to acquire shares of Common Stock at the Notice Record Date.

INTERESTS OF CERTAIN PERSONS IN THE ACTIONS

Our sole officer and director has an interest in the Actions as a result of his ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above. However, we do not believe that our sole officer and director has interests in the Actions that are different from or greater than those of any of our other stockholders.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this Information Statement. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1.    our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on April 17, 2017; and

2.    the description of our common stock in our registration statement on Form S-1 filed with the SEC on October 4, 2010, including any amendment or report filed for the purpose of updating such description.

You may read and copy any reports, statements or other information we file at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements and other information, including those filed by us, at http://www.sec.gov.

We will provide without charge to each person, including any beneficial owners, to whom this Information Statement is delivered, within one day of his or her written or oral request, a copy of any or all reports or documents referred to above which have been or may be incorporated by reference into this Information Statement but not delivered with this Information Statement, excluding exhibits to those reports or documents unless they are specifically incorporated by reference into those documents. You may request a copy of these documents by writing or telephoning us at the following address.

Original Source Entertainment, Inc.

24 Turnberry Dr.

Williamsville, NY 14221

(708) 902-7450

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

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If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at Original Source Entertainment, Inc., 24 Turnberry Drive, Williamsville, New York 14221; Attention: Amer Samad.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

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APPENDICES

The following documents are appended to this Information Statement:

Appendix A	Certificate of Amendment to the Articles of Incorporation

Appendix B	Plan of Conversion

Appendix C	Certificate of Incorporation of NeuroOne Medical Technologies Corporation, a Delaware corporation, which will become the Certificate of Incorporation of the Company following the Reincorporation

Appendix D	Bylaws of NeuroOne Medical Technologies Corporation, a Delaware corporation, which will become the Bylaws of the Company following the Reincorporation

Appendix E	Nevada Revised Statutes Sections 92A.300 - 92A.500

Appendix F	Dissenter’s Rights Notice

Appendix G	2017 Equity Incentive Plan

45

Appendix A

Certificate of Amendment to the Articles of Incorporation

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation

Original Source Entertainment, Inc.

2.	The articles have been amended as follows: (provide article numbers, if available).

See Addendum.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 68.99%

4.	Effective date and time of filing: (optional)	Date:	Time: (must not be later than 90 days after the certificate is filed)

5.	Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After

This form must be accompanied by appropriate fees.	Revised: 1-5-15

A-1

Addendum

The Articles of Incorporation of Original Source Entertainment, Inc. have been amended as follows:

1.         Article I is hereby amended and restated in its entirety to read as follows:

“The name of the corporation is NeuroOne Medical Technologies Corporation.”

2.         Section 1 of Article III is hereby amended and restated in its entirety to read as follows:

“Authorized Capital. The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock (“Common Stock”) and Preferred Stock (“Preferred Stock”). The total number of shares of Common Stock that the Corporation shall have authority to issue is One Hundred Million (100,000,000). The total number of shares of Preferred Stock the Corporation shall have authority to issue is Ten Million (10,000,000). The Common Stock shall have a par value of $0.001 and the Preferred Stock shall have a par value of $0.001.”

A-2

Appendix B

Plan of Conversion

PLAN OF CONVERSION

OF

NEUROONE MEDICAL TECHNOLOGIES CORPORATION,

A NEVADA CORPORATION

INTO

NEUROONE MEDICAL TECHNOLOGIES CORPORATION,

A DELAWARE CORPORATION

THIS PLAN OF CONVERSION, dated as of [             ], 2017 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by NeuroOne Medical Technologies Corporation, a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of NeuroOne Medical Technologies Corporation from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.105 of the Nevada Revised Statutes, as amended (the “NRS”).

Recitals

Whereas, NeuroOne Medical Technologies Corporation is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

Whereas, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;

Whereas, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

Whereas, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

Whereas, this Plan has been authorized, approved and adopted by the stockholders of the Converting Entity.

Now, therefore, the Converting Entity hereby adopts this Plan as follows:

Plan of Conversion

1.            Conversion; Effect of Conversion.

(a)           Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

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(b)           Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)           The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)           Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “NeuroOne Medical Technologies Corporation”.

(e)           The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.            Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)           executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A attached hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

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(b)           executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, in the form of Exhibit B attached hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)            executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, in the form of Exhibit C attached hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware

3.            Effective Time. The Conversion shall become effective at the time provided in the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.            Effect of Conversion.

(a)           Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)           Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c)           Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(d)           Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(e)            Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

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(f)            Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.            Dissenters’ Rights. Upon the Effective Time, in accordance with Sections 92A.300-92A.500 of the NRS, the Converted Entity shall afford each stockholder of record (as defined in Section 92A.330 of the NRS) of shares of Converting Entity Common Stock who does not approve this Plan the right to receive the appraised value for his, her or its shares of the Converting Entity Common Stock if such stockholder fully complies with the provisions of Sections 92A.300-92A.500 of the NRS.

6.            Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

7.            Delaware Bylaws. As promptly as practicable following the Effective Time, the Board of Directors of the Converted Entity shall adopt the Bylaws of NeuroOne Medical Technologies Corporation, substantially in the form of Exhibit D attached hereto.

8.            Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of Exhibit E attached hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

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9.                  Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

10.              Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

11.              Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

12.              Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

Signatures on the Following Page

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In Witness Whereof, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

NeuroOne Medical Technologies Corporation, a Nevada corporation

By:
Name:
Title:

Signature Page to Plan of Conversion

B-6

Exhibit A

Articles of Conversion (Nevada)

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

NeuroOne Medical Technologies Corporation

Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *
and,

NeuroOne Medical Technologies Corporation
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☒	The entire plan of conversion is attached to these articles.

☐	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1

Revised: 1-5-15

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BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures - must be signed by:

1.	If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2.	If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity's articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

B-8

Exhibit B

Certificate of Conversion (Delaware)

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

NeuroOne Medical Technologies Corporation, a corporation existing under the laws of the State of Nevada (the “Non-Delaware Corporation”), does hereby certify:

First: The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

Second: The jurisdiction of the Non-Delaware Corporation immediately prior to filing this Certificate is Nevada.

Third: The date the Non-Delaware Corporation first formed in Nevada is April 29, 2010.

Fourth: The name of the Non-Delaware Corporation immediately prior to filing this Certificate is NeuroOne Medical Technologies Corporation and the type of entity of the Non-Delaware Corporation is a Nevada corporation.

Fifth: The name of the Corporation as set forth in the Certificate of Incorporation filed in accordance with Section 265(b)(2) of the Delaware General Corporation Law is NeuroOne Medical Technologies Corporation.

This Certificate of Conversion shall become effective on _________, 2017 at ___ [a.m./p.m.]

In Witness Whereof, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on _________, 2017.

NeuroOne Medical Technologies Corporation, a Nevada corporation

By:
Name:
Title:

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Exhibit C

Certificate of Incorporation

B-10

Exhibit D

Bylaws

B-11

Exhibit E

Indemnification Agreement

INDEMNIFICATION AGREEMENT

Effective Date: __________, 2017

This Indemnification Agreement (this “Agreement”), is made as of the Effective Date set forth above, between NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”), whose address is [Insert Address], and [Insert Name] (“Indemnitee”).

Recitals

A.           The Company desires to attract and retain the services of highly qualified individuals as directors, officers, employees and agents.

B.           The Company’s Amended and Restated Bylaws (the “Bylaws”) require that the Company indemnify its directors and executive officers and empowers the Company to indemnify its other officers, employees and agents, as authorized by the General Corporation Law of the State of Delaware, as amended (the “DGCL”), under which the Company is organized, and such Bylaws expressly provide that the indemnification provided therein is not exclusive and contemplates that the Company may enter into separate agreements with its directors, officers and other persons to set forth specific indemnification provisions.

C.           Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and available insurance as adequate under the present circumstances, and the Company has determined that Indemnitee and other directors, officers, employees and agents of the Company may not be willing to serve or continue to serve in such capacities without additional protection.

D.           The Company desires and has requested Indemnitee to serve or continue to serve as a director, officer, employee or agent of the Company, as the case may be, and has proffered this Agreement to Indemnitee as an additional inducement to serve in such capacity.

E.           Indemnitee is willing to serve, or to continue to serve, as a director, officer, employee or agent of the Company, as the case may be, if Indemnitee is furnished the indemnity provided for herein by the Company.

Agreement

Now Therefore, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Definitions.

(a)           Agent. For purposes of this Agreement, the term “agent” of the Company means any person who: (i) is or was a director, officer, employee or other fiduciary of the Company or a subsidiary of the Company; or (ii) is or was serving at the request or for the convenience of, or representing the interests of, the Company or a subsidiary of the Company, as a director, officer, employee or other fiduciary of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

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(b)           Expenses. For purposes of this Agreement, the term “expenses” shall be broadly construed and shall include, without limitation, (i) all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’, witness, or other professional fees and related disbursements, other out-of-pocket costs of whatever nature), actually and reasonably incurred by Indemnitee in connection with the investigation, defense, participation in (including as a witness) or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, the DGCL or otherwise, and amounts paid in settlement by or on behalf of Indemnitee, (ii) damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay (including any federal, state or local taxes imposed on Indemnitee as a result of receipt of reimbursements or advances of expenses under this Agreement) and (iii) the premium, security for, and other costs relating to any costs bond, supersedes bond, or other appeal bond or its equivalent, whether civil, criminal, arbitrational, administrative or investigative with respect to any proceeding, provided that expenses shall not include any judgments, fines or penalties actually levied against Indemnitee for such individual’s violations of law to the extent Section 10 prohibits the Company from indemnifying the Indemnitee for such amounts. The term “expenses” shall also include reasonable compensation for time spent by Indemnitee for which he is not compensated by the Company or any subsidiary or third party (x) for any period during which Indemnitee is not an agent, in the employment of, or providing services for compensation to, the Company or any subsidiary; and (y) if the rate of compensation and estimated time involved is approved by the directors of the Company who are not parties to any action with respect to which expenses are incurred, for Indemnitee while an agent of, employed by, or providing services for compensation to, the Company or any subsidiary.

(c)           Proceedings. For purposes of this Agreement, the term “proceeding” shall be broadly construed and shall include, without limitation, any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether formal or informal in any case, in which Indemnitee was, is or will be involved as a party or participant (including as a witness) or otherwise by reason of: (i) the fact that Indemnitee is or was a director, officer or agent of the Company; (ii) any action taken by Indemnitee or any action on Indemnitee’s part while acting as director, officer, employee or agent of the Company; or (iii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and in any such case described above, whether or not serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses may be provided under this Agreement.

(d)           Subsidiary. For purposes of this Agreement, the term “subsidiary” means any corporation or limited liability company of which more than 50% of the outstanding voting securities or equity interests are owned, directly or indirectly, by the Company and one or more of its subsidiaries, and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

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(e)           Independent Counsel. For purposes of this Agreement, the term “independent counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(f)           Indemnification to the Fullest Extent. For purposes of this Agreement, the meaning of the phrase “to the fullest extent authorized or permitted by law” shall include, but not be limited to: (i) to the fullest extent authorized or permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL or such provision thereof; and (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its directors and officers.

2.           Agreement to Serve.

(a)           Indemnitee will serve, or continue to serve, as a director, officer, employee or agent of the Company or any subsidiary, as the case may be, faithfully and to the best of his or her ability, at the will of such corporation (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of such corporation, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or other applicable charter documents of such corporation, or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended as an employment agreement between Indemnitee and the Company or any of its subsidiaries or to create any right to continued employment of Indemnitee with the Company or any of its subsidiaries in any capacity.

(b)           The Company acknowledges that it has entered into this Agreement and assumes the obligations imposed on it hereby, in addition to and separate from its obligations to Indemnitee under the Bylaws, to induce Indemnitee to serve, or continue to serve, as a director, officer, employee or agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company.

3.           Indemnification and Contribution.

(a)           Indemnification in Third Party Proceedings. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent authorized or permitted by law, including the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in (including as a witness) any proceeding, for any and all expenses, actually and reasonably incurred by or on behalf of Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding.

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(b)           Indemnification in Derivative Actions and Direct Actions by the Company. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent authorized or permitted by law, including the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in (including as a witness) any proceeding by or in the right of the Company to procure a judgment in its favor, against any and all expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with the investigation, defense, settlement, or appeal of such proceedings.

(c)           Indemnification of Related Parties. If (i) Indemnitee is or was affiliated with one or more venture capital funds that has invested in the Company (an “Appointing Stockholder”), (ii) the Appointing Stockholder is, or is threatened to be made, a party to or a participant in any proceeding, and (iii) the Appointing Stockholder’s involvement in the proceeding is related to Indemnitee’s service to the Company as a director of the Company or any direct or indirect subsidiaries of the Company, then, to the extent resulting from any claim based on the Indemnitee’s service to the Company as a director or other fiduciary of the Company, the Appointing Stockholder will be entitled to indemnification hereunder for reasonable expenses to the same extent as Indemnitee.

(d)           Fund Indemnitors. The Company hereby acknowledges that the Indemnitee has or may have in the future certain rights to indemnification, advancement of expenses and/or insurance provided by entities and/or organizations other than the Company (collectively, the “Fund Indemnitors”). In the event that the Indemnitee is, or is threatened to be made, a party to or a participant in any proceeding to the extent resulting from any claim based on the Indemnitee’s service to the Company as a director or other fiduciary of the Company, then the Company shall (i) be an indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary), (ii) be required to advance reasonable expenses incurred by Indemnitee, and (iii) be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and any provision of the Bylaws or the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Fund Indemnitors. The Company irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. No advancement or payment by the Fund Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Fund Indemnitors are third party beneficiaries of the terms of this Section.

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(e)           Contribution. Whether or not the indemnification provided in this Section 3 is available, in respect of any proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee. Without diminishing or impairing the obligations of the Company set forth in this Section 3, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such proceeding), the Company shall contribute to the amount of expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

4.           Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

5.           Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses actually and reasonably incurred by Indemnitee in the investigation, defense, settlement or appeal of a proceeding, but is precluded by applicable law or the specific terms of this Agreement to indemnification for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

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6.           Advancement of Expenses. To the extent not prohibited by law, the Company shall advance the expenses incurred by Indemnitee in connection with any proceeding, and such advancement shall be made promptly following request therefor, but in any event no later than twenty (20) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Company, an undertaking to repay the advancement of expenses if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final non-appealable judgment of a court of competent jurisdiction that Indemnitee is not entitled to be indemnified by the Company. Advances shall be unsecured, interest free and without regard to Indemnitee’s ability to repay the expenses. Advances shall include any and all expenses actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee’s right to indemnification under this Agreement, or otherwise, and this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final non-appealable judgment of a court of competent jurisdiction that Indemnitee is not entitled to be indemnified by the Company, and that no other undertaking with respect to the foregoing shall be required. The right to advances under this Section shall continue until final disposition of any proceeding, including any appeal therein. This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 10(b).

7.           Notice and Other Indemnification Procedures.

(a)           Notification of Proceeding. Indemnitee will notify the Company in writing promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights under this Agreement.

(b)           Request for Indemnification and Indemnification Payments. Indemnitee shall notify the Company promptly in writing upon receiving notice of any demand, judgment or other requirement for payment that Indemnitee reasonably believes to be subject to indemnification under the terms of this Agreement, and shall request payment thereof by the Company. Indemnification payments requested by Indemnitee under Section 3 hereof shall be made by the Company no later than sixty (60) days after receipt of the written request of Indemnitee. Claims for advancement of expenses shall be made under the provisions of Section 6 herein.

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(c)           Application for Enforcement. In the event the Company fails to make timely payments as set forth in Sections 6 or 7(b) above, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee’s right to indemnification or advancement of expenses pursuant to this Agreement. In such an enforcement hearing or proceeding, the burden of proof shall be on the Company to prove that indemnification or advancement of expenses to Indemnitee is not required under this Agreement or permitted by applicable law. Any determination by the Company (including its Board of Directors, stockholders or independent counsel) that Indemnitee is not entitled to indemnification hereunder, shall not be a defense by the Company to the action nor create any presumption that Indemnitee is not entitled to indemnification or advancement of expenses hereunder.

(d)           Indemnification of Certain Expenses. The Company shall indemnify Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 7 unless the Company prevails in such hearing or proceeding on the merits in all material respects.

8.           Assumption of Defense. In the event the Company shall be requested by Indemnitee to pay the expenses of any proceeding, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, or to participate to the extent permissible in such proceeding, with counsel reasonably acceptable to Indemnitee. Upon assumption of the defense by the Company and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that Indemnitee shall have the right to employ separate counsel in such proceeding at Indemnitee’s sole cost and expense. Notwithstanding the foregoing, if Indemnitee’s counsel delivers a written notice to the Company stating that such counsel has reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or the Company shall not, in fact, have employed counsel or otherwise actively pursued the defense of such proceeding within a reasonable time, then in any such event the fees and expenses of Indemnitee’s counsel to defend such proceeding shall be subject to the indemnification and advancement of expenses provisions of this Agreement. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have initiated in accordance with Section 10(b).

9.           Insurance.

(a)           To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any subsidiary (“D&O Insurance”), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

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(b)           In the event of a change of control of the Company or the Company dissolving or liquidating (including being placed into receivership or entering the federal bankruptcy process and the like), the Company shall maintain in force any and all insurance policies then maintained by the Company in providing insurance in respect of Indemnitee (directors’ and officers’ liability, fiduciary, employment practices or otherwise) for a period of at least six years thereafter (a “Tail Policy”). Such coverage shall be placed by the Company’s incumbent broker. If such coverage is not placed with the incumbent insurance carriers using the policies that were in place at the time of the change of control or insolvency event, the Tail Policy shall be substantially comparable in scope and amount as the expiring policies, and the insurance carriers for the Tail Policy shall have an AM Best rating that is the same or better than the AM Best ratings of the expiring policies.

10.         Exceptions.

(a)           Certain Matters. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee on account of any proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final non-appealable judgment of a court of competent jurisdiction that such remuneration was in violation of law; (ii) a final non-appealable judgment of a court of competent jurisdiction rendered against Indemnitee for disgorgement or repayment of profits made from the purchase or sale by Indemnitee of securities of the Company against Indemnitee or in connection with a settlement by or on behalf of Indemnitee to the extent it is acknowledged by Indemnitee and the Company that such amount paid in settlement resulted from Indemnitee’s conduct from which Indemnitee received monetary personal profit, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other provisions of any federal, state or local statute or rules and regulations thereunder; (iii) a final non-appealable judgment of a court of competent jurisdiction that Indemnitee’s conduct was in bad faith, knowingly fraudulent or deliberately dishonest or constituted willful misconduct (but only to the extent of such specific determination); or (iv) on account of conduct that is established by a final non-appealable judgment of a court of competent jurisdiction as constituting a breach of Indemnitee’s duty of loyalty to the Company. For purposes of the foregoing sentence, a final non-appealable judgment of a court of competent jurisdiction may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement. The termination of any proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal proceeding, that Indemnitee had reasonable cause to believe that such Indemnitee’s conduct was unlawful. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith to the extent Indemnitee relied in good faith on (i) the records or books of account of the company, including financial statements, (ii) information supplied to Indemnitee by agents of the Company in the course of their duties, (iii) the advice of legal counsel for the Company or its board of directors or counsel selected by any committee of the board of directors or (iv) information or records given or reports made to the Company by an independent certified public accountant, an appraiser, investment banker or other expert selected with reasonable care by the Company or its board of directors or any committee of the board of directors.

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(b)           Claims Initiated by Indemnitee. Any provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought by Indemnitee against the Company or its directors, officers, employees or other agents and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or under any other agreement, provision in the Bylaws or Certificate of Incorporation or applicable law, or (ii) with respect to any other proceeding initiated by Indemnitee that is either approved by the Board of Directors or Indemnitee’s participation is required by applicable law. However, indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors determines it to be appropriate.

(c)           Unauthorized Settlements. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company is also a party in such proceeding and determines in good faith that such settlement is not in the best interests of the Company and its stockholders.

(d)           Securities Act Liabilities. Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Act”), currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of Indemnitee’s rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue.

11.         Non-exclusivity and Survival of Rights.

(a)           The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may at any time be entitled under any provision of applicable law, the Certificate of Incorporation, Bylaws or other agreements, both as to action in Indemnitee’s official capacity and Indemnitee’s action as an agent of the Company, in any court in which a proceeding is brought, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors, administrators and assigns of Indemnitee. The obligations and duties of the Company to Indemnitee under this Agreement shall be binding on the Company and its successors and assigns until terminated in accordance with its terms. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

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(b)           No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her corporate status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, by Indemnitee shall not prevent the concurrent assertion or employment of any other right or remedy by Indemnitee.

(c)           The Company and Indemnitee agree herein that a monetary remedy for breach of this Agreement, at some later date, may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Indemnitee and the Company irreparable harm. Accordingly, the parties hereto agree that each of the Company and the Indemnitee may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, they shall not be precluded from seeking or obtaining any other relief to which they may be entitled. The Company and Indemnitee further agree that they shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith. The Company and Indemnitee acknowledge that in the absence of a waiver, a bond or undertaking may be required by the Delaware Court of Chancery, and they hereby waive any such requirement of such a bond or undertaking.

12.         Term.

(a)           This Agreement shall continue until and terminate upon the later of: (i) five (5) years after the date that Indemnitee shall have ceased to serve as a director and/or officer, employee or agent of the Company; or (ii) one (1) year after the final termination of any proceeding, including any appeal then pending, in respect to which Indemnitee was granted rights of indemnification or advancement of expenses hereunder.

(b)           No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against an Indemnitee or an Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five-year period; provided, however, that if any shorter period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.

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13.         Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the request and expense of the Company, shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

14.         Information Sharing. If the Indemnitee is the subject of or is implicated in any way during an investigation, whether formal or informal, the Company shall notify the Indemnitee of such investigation and shall share with Indemnitee any information it has turned over to any third parties concerning the investigation (“Shared Information”). By executing this agreement, Indemnitee agrees that such Shared Information is material non-public information that Indemnitee is obligated to hold in confidence and may not disclose publicly; provided, however, that Indemnitee is permitted to use the Shared Information and to disclose such Shared Information to Indemnitee’s legal counsel and third parties solely in connection with defending Indemnitee from legal liability.

15.         Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

16.         Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 15 hereof.

17.         Amendment and Waiver. No supplement, modification, amendment, or cancellation of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

18.         Notice. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by overnight delivery, courier or personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mail, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified at the addresses set forth on the signature page of this Agreement (or such other address(es) as a party may designate for itself by like notice). If to the Company, notices and demands shall be delivered to the attention of the Secretary of the Company.

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19.         Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

20.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

21.         Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

22.         Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, written and oral, between the parties with respect to the subject matter of this Agreement, including but not limited to any Indemnity Agreement previously entered into between the Company and the Indemnitee; provided, however, that this Agreement is a supplement to and in furtherance of the Certificate of Incorporation, Bylaws, the DGCL and any other applicable law, and shall not be deemed a substitute therefor, and does not diminish or abrogate any rights of Indemnitee thereunder.

Signatures on the Following Page

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The parties hereto have executed this Indemnification Agreement as of the date first above written.

Indemnitee:	The Company:

NeuroOne Medical Technologies Corporation

By:
[Insert Name]	Name:
Title:

Signature Page to Indemnity Agreement

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Appendix C

Certificate of Incorporation of NeuroOne Medical Technologies Corporation, a Delaware corporation, which will become the Certificate of Incorporation of the Company following the Reincorporation

Certificate of Incorporation
OF
NeuroOne Medical Technologies Corporation

ARTICLE I
NAME

The name of the corporation is NeuroOne Medical Technologies Corporation

ARTICLE II
Registered Office and Registered Agent

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, and the name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
AUTHORIZED STOCK AND RELATIVE RIGHTS

A.           The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that the Corporation is authorized to issue is 110,000,000 shares. 100,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock, each having a par value of $0.001 per share.

B.           The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized to provide for the issue of any or all of the unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

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C.           Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V
MANAGEMENT

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.            Board of Directors.

1.            Number. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

2.            Classes. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively, each class to contain as near as possible to one-third of the total number of directors, and, except as required by law, in the case of any increase or decrease in the number of directors, such increase or decrease shall be apportioned among the classes of directors so as to maintain each class as near as possible to one-third of the total number of directors as so increased or decreased. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders following the effective date of this First Amended and Restated Certificate of Incorporation (the “Effective Date”), the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Effective Date, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Effective Date, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

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3.            Term. Notwithstanding the foregoing provisions of this Section, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

4.            Removal of Directors.

(i)            Subject to the rights of the holders of any series of Preferred Stock that may be designated from time to time to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.

(ii)          Except for such additional directors, if any, as elected by the holders of any series of Preferred Stock, and subject to any limitation imposed by law, any individual director or directors may be removed with cause only by the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors, voting together as a single class.

5.            Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders; provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of this Certificate of Incorporation, as it may be amended from time to time, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

B.           Bylaw Amendments.

1.             In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors.

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2.            The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock), such action by stockholders shall require the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors, voting together as a single class.

C.           Ballots. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

D.           Action by Stockholders. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. No action shall be taken by the stockholders of the Corporation by written consent or electronic transmission.

E.            Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VI
Personal Liability of Directors AND Indemnification

A.           The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law. If applicable law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by applicable law, as so amended.

B.           To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law.

C.           Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

ARTICLE VII
Amendment

A.           The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Section B of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

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B.            Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock), the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

ARTICLE VIII

Incorporator

The name and mailing address of the sole incorporator are as follows:

NAME	MAILING ADDRESS

THE UNDERSIGNED, being the sole incorporator, for purposes of forming a corporation pursuant to the DGCL, does make this Certificate of Incorporation, declaring and certifying that this is my act and deed, and the facts stated are true, and accordingly have set my hand this ____ day of April, 2017.

, Incorporator

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Appendix D

Bylaws of NeuroOne Medical Technologies Corporation, a Delaware corporation, which will become the Bylaws of the Company following the Reincorporation

BYLAWS
OF
NEUROONE MEDICAL TECHNOLOGIES CORPORATION

ARTICLE I
OFFICES

Section 1.                Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 2.                Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the corporation’s Board of Directors (the “Board of Directors”), and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II
CORPORATE SEAL

Section 3.             Corporate Seal. The Board of Directors may adopt a corporate seal.  The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III
STOCKHOLDERS’ MEETINGS

Section 4.             Place of Meetings. Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the General Corporation Law of the State of Delaware (the “DGCL”).

Section 5.             Annual Meetings.

(a)          The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders:  (i) pursuant to the corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 5(b) of these Amended and Restated Bylaws (the “Bylaws”), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

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(b)          At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(i)            For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) of these Bylaws and must update and supplement such written notice on a timely basis as set forth in Section 5(c) of these Bylaws. Such stockholder’s notice shall set forth:  (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee; (2) the principal occupation or employment of such nominee; (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee; (4) the date or dates on which such shares were acquired and the investment intent of such acquisition; (5) with respect to each nominee for election or re-election to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 5(e) of these Bylaws; and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(iv) of these Bylaws. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii)           Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) of these Bylaws, and must update and supplement such written notice on a timely basis as set forth in Section 5(c) of these Bylaws.  Such stockholder’s notice shall set forth:  (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(iv) of these Bylaws.

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(iii)         To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) of these Bylaws must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th  day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(iv)          The written notice required by Section 5(b)(i) or 5(b)(ii) of these Bylaws shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the corporation’s books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i) of these Bylaws) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii) of these Bylaws); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(i) of these Bylaws) or to carry such proposal (with respect to a notice under Section 5(b)(ii) of these Bylaws); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous 12-month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of Sections 5 and 6 of these Bylaws, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w)       the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation;

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(x)       which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation;

(y)       the effect or intent of which is to mitigate loss, manage risk or benefit of security value or  price changes; or

(z)       which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c)           A stockholder providing written notice required by Section 5(b)(i) or (ii) of these Bylaws shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to such adjourned or postponed meeting.  In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five business days after the record date for the meeting.  In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to such adjourned or postponed meeting.

(d)           Notwithstanding anything in Section 5(b)(iii) of these Bylaws to the contrary, in the event that the number of directors in an Expiring Class (as defined below) is increased and there is no public announcement of the appointment of a director to such class, or, if no appointment was made, of the vacancy in such class, made by the corporation at least 10 days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii) of these Bylaws, a stockholder’s notice required by this Section 5 and which complies with the requirements in Section 5(b)(i) of these Bylaws, other than the timing requirements in Section 5(b)(iii) of these Bylaws, shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.  For purposes of this Section 5, an “Expiring Class” shall mean a class of directors whose term shall expire at the next annual meeting of stockholders.

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(e)           To be eligible to be a nominee for election or re-election as a director of the corporation pursuant to a nomination under clause (iii) of Section 5(a) of these Bylaws, such proposed nominee or a person on such proposed nominee’s behalf must deliver (in accordance with the time periods prescribed for delivery of notice under Section 5(b)(iii) or 5(d) of these Bylaws, as applicable) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person: (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation in the questionnaire or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the corporation that has not been disclosed therein; and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with, all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

(f)            A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a) of these Bylaws, or in accordance with clause (iii) of Section 5(a) of these Bylaws.  Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(E) of these Bylaws, to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(g)           Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

(h)           For purposes of Sections 5 and 6 of these Bylaws,

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(i)            “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(ii)           “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended.

Section 6.              Special Meetings.

(a)           Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

(b)           The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.

(c)            Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(i) of these Bylaws. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section 5(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  The stockholder shall also update and supplement such information as required under Section 5(c) of these Bylaws.  In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(d)            Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors to be considered pursuant to Section 6(c) of these Bylaws.

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Section 7.              Notice Of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting.  If mailed, notice is deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.  If sent via electronic transmission, notice is deemed given as of the sending time recorded at the time of transmission.  Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8.             Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors.  Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

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Section 9.              Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting.  When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10.           Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders.  Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law.  An agent so appointed need not be a stockholder.  No proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period.

Section 11.          Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; or (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b).  If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of clause (c) of this Section 11 shall be a majority or even-split in interest.

Section 12.            List of Stockholders. The Secretary shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

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Section 13.           Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.

Section 14.           Organization.

(a)           At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman.  The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b)           The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot.  The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV
DIRECTORS

Section 15.           Number and Term of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation.  Directors need not be stockholders unless so required by the Certificate of Incorporation.  If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16.           Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

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Section 17.        Classes of Directors

(a)          Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively.  Initially, directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the initial classification of the Board of Directors, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years.  At the second annual meeting of stockholders following such initial classification, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the third annual meeting of stockholders following such initial classification, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

(b)           Notwithstanding the foregoing provisions of this Section 17, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18.            Vacancies.

(a)           Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, and not by the stockholders.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 19.          Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time.  If no such specification is made, it shall be deemed effective at the time of delivery to the Secretary.  When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

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Section 20.        Removal.

(a)           Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.

(b)           Subject to any limitations imposed by applicable law, any individual director or directors may be removed with cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors.

Section 21.           Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

Section 22.            Meetings.

(a)           Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means.  No further notice shall be required for regular meetings of the Board of Directors.

(b)           Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer or a majority of the authorized number of directors.

(c)           Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)            Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least 24 hours before the date and time of the meeting. If notice is sent by U.S. mail, it shall be sent by first class mail, charges prepaid, at least three days before the date of the meeting.  Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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(e)            Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission.  All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 23.            Quorum And Voting.

(a)            Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 45 of these Bylaws for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

Section 24.           Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 25.           Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors.  Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

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Section 26.            Committees.

(a)            Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one or more members of the Board of Directors.  The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

(b)           Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law.  Such other committees appointed by the Board of Directors shall consist of one or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)          Term. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Section 26, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee.  The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors.  The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)           Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 26 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter.  Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

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Section 27.           Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting.  The Secretary, or in his absence, any Assistant Secretary or other officer or director directed to do so by the Chairman, shall act as secretary of the meeting.

ARTICLE V
OFFICERS

Section 28.           Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer.  The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary.  The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate.  Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 29.            Tenure and Duties of Officers.

(a)           General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)           Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no President or Chief Executive Officer, unless otherwise determined by the Board of Directors, then the Chairman of the Board of Directors shall also serve as the president of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section.

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(c)           Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  Unless an officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer.  The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(d)           Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors, or the Chief Executive Officer has been appointed and is present.  Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation.  The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(e)           Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant.  The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(f)            Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation.  The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice.  The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.  The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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(g)           Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President.  The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer.  The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(h)           Duties of Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 30.           Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 31.           Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary.  Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time.  Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.  Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 32.           Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

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ARTICLE VI
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES
OWNED BY THE CORPORATION

Section 33.            Execution of Corporate Instruments.

(a)           The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

(b)           All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

(c)            Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 34.           Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII
SHARES OF STOCK

Section 35.            Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors.  Certificates for the shares of stock of the corporation, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock represented by certificate in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, the Chief Executive Officer, or the President or any Vice President and by the Chief Financial Officer, Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation.  Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 36.            Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

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Section 37.            Transfers.

(a)           Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b)           The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 38.            Fixing Record Dates.

(a)           In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)           In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 39.            Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

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ARTICLE VIII
OTHER SECURITIES OF THE CORPORATION

Section 40.         Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 35 of these Bylaws), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX
DIVIDENDS

Section 41.          Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 42.           Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

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ARTICLE X
FISCAL YEAR

Section 43.            Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI
INDEMNIFICATION

Section 44.         Indemnification of Directors, Officers, Employees and Other Agents.

(a)            Directors and Officers. The corporation shall indemnify its directors and officers to the extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b)            Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether to indemnify any such employee or other agent to such officers or other persons as the Board of Directors so determines.

(c)           Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 44 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section 44, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

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(d)           Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Section 44 shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer.  Any right to indemnification or advances granted by this Section 44 to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of request therefor.  To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim.  In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed.  In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.  In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Section 44 or otherwise shall be on the corporation.

(e)           Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding office.  The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

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(f)            Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director or officer, or, if applicable, employee or other agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)           Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 44.

(h)           Amendments. Any repeal or modification of this Section 44 shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i)            Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Section 44 that shall not have been invalidated, or by any other applicable law.  If this Section 44 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under any other applicable law.

(j)            Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i)           The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii)          The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii)         The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 44 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

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(iv)          References to a “director,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v)           References to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section 44.

ARTICLE XII
NOTICES

Section 45.         Notices.

(a)            Notice to Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 of these Bylaws. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by U.S. mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b)            Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c)            Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)            Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

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(e)           Notice to Person With Whom Communication is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f)            Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, any notice given under the provisions of the DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII
AMENDMENTS

Section 46.           Amendments. Subject to the limitations set forth in Section 44(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation.  Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors.  The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV
LOANS TO OFFICERS OR EMPLOYEES

Section 47.          Loans to Officers or Employees. Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation.  The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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ARTICLE XV
FORUM FOR ADJUDICATION OF DISPUTES

Section 48.           Forum for Adjudication of Disputes. Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 48.

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Appendix E

Nevada Revised Statutes Sections 92A.300 - 92A.500

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

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NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

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(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

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NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

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(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

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(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

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2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

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(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.

(Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566)

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Appendix F

Dissenter’s Rights Notice

Dissenter’s Notice

of

NeuroOne Medical Technologies Corporation (a/k/a Original Source Entertainment, Inc.)

Delivered Pursuant to NRS 92A.430

If a stockholder has not approved the Reincorporation and the Plan of Conversion, he, she or it is entitled to dissent. Demand for payment must be sent to the Company by mail by May 22, 2017, as follows:

Original Source Entertainment, Inc.

24 Turnberry Drive

Williamsville, New York 14221

Together with written demand on or before May 22, 2017, certificates of our Company’s shares of common stock must be deposited with our Company at the address above or with our transfer agent at:

Action Stock Transfer

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121

801-274-1088

A form for demanding payment is attached to this Dissenter’s Notice as Exhibit 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Appendix E to the Information Statement to which this Dissenter’s Notice is attached.

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EXHIBIT 1 TO DISSENTER’S NOTICE

Name and Address of Stockholder exercising dissent rights:

Number of Shares of Common Stock Stockholder over which Stockholder is exercising dissent rights:

Shares of Common Stock

The undersigned hereby objects to the Reincorporation of NeuroOne Medical Technologies Corporation (a/k/a Original Source Entertainment, Inc.), a Nevada corporation, into NeuroOne Medical Technologies Corporation, a Delaware corporation, and demand payment for the fair value of above number of shares of the Company, plus accrued interest, if the Reincorporation is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of common stock of the Company before ___________, 2017, being the date of the first announcement of the Reincorporation.

Dated: _______________, 2017.

Signature of Co-owners,
Signature	if applicable

Print Name:

Print Title:

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Appendix G

2017 Equity Incentive Plan

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

2017 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: April 17, 2017
APPROVED BY THE STOCKHOLDERS: April 17, 2017

1.            General.

(a)            Purpose.  The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from the value or increases in value of the Common Stock.

(b)            Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Awards.

(c)           Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

2.             Administration.

(a)            Administration by Board.  The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)            Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)           To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)         To settle all controversies regarding the Plan and Awards granted under it.

(iv)          Except where such action would result in the Participant incurring liability for additional tax under Section 409A of the Code or in an Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code failing to so qualify, to accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

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(v)            To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi)         To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments (i) to ensure that Awards intended to qualify as Incentive Stock Options so qualify, (ii) to ensure that Awards are either exempt from or in compliance with Section 409A of the Code, and (iii) to ensure that Awards intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code so qualify. If required by applicable law (including Sections 422 and 162(m) of the Code) or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (in the aggregate or to any individual participant), (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D)  materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)         To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii)       To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to maintain the status of an Award as “qualified performance-based compensation” under Section 162(m) of the Code; (C) to ensure an Award is either exempt from or in compliance with Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements. Notwithstanding the foregoing, moreover, without the Participant’s consent, (i) the Board may not amend an Incentive Stock Option in a manner that would cause it to fail to qualify as an “incentive stock option” under Section 422 of the Code, and (ii) the Board may not amend an Award in a manner that would cause it to cease to be either exempt from or in compliance with Section 409A of the Code.

(ix)          Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

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(x)           To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate under local laws and regulations to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction).

(xi)          To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award to a price not less than the Fair Market Value of the Common Stock underlying the Stock Award as of the date of the reduction; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)           Delegation to Committee.

(i)            General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)           Section 162(m) and Rule 16b-3 Compliance.  The Committee shall consist of two or more individuals each of whom is both an Outside Director, in accordance with Section 162(m) of the Code, and a Non-Employee Director, in accordance with Rule 16b-3.

(d)           Delegation to an Officer.  The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law and subject to the terms of the Plan, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e)            Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

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3.            Shares Subject to the Plan.

(a)           Share Reserve.

(i)           Subject to Section 9(a) relating to Capitalization Adjustments, Section 3(a)(ii) regarding the annual increase and any other applicable provisions hereof, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 1,300,000 new shares of Common Stock (the “Share Reserve”).

(ii)          In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2027, to an amount equal to 13% of the Fully-Diluted Shares as of December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii)         For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(iv)          Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)           Reversion of Shares to the Share Reserve.  If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company pursuant to the terms of the Plan or applicable Award Agreement (including, without limitation, because of the failure to meet a contingency or condition required to vest such shares in the Participant), then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. For purposes of this Section 3, any shares retained by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will be treated as having been issued to the Participant, reacquired by the Company from the Participant, and again available for issuance under the Plan.

(c)                Incentive Stock Option Limit.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments and notwithstanding any other provision of this Section 3, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 6,500,000.

(d)               Section 162(m) Limitations.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

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(i)            A maximum of 1,300,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year; provided, however, that shares covered by an Option or SAR continue to count against such per-Participant limitation notwithstanding cancellation of the Option or SAR after its issuance and, for this purpose, a reduction in the exercise price of an Option or SAR after its issuance shall be treated as a cancellation and reissuance of the Option or SAR, so that the shares covered by both the originally granted Option and SAR and the repriced Option and SAR count against such per-Participant limitation. A maximum of 1,300,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(ii)           A maximum of $1 million may be paid pursuant to a Performance Cash Award to any one Participant during any one calendar year.

(e)           Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4             Eligibility.

(a)           Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)            Ten Percent Stockholders.  A Ten Percent Stockholder may not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock underlying the Option on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.            Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under Section 422 of the Code, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)           Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)           Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code.

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(c)           Exercise of Options.  When and to the extent exercisable in accordance with the terms of the Plan and the applicable Award Agreement, a Participant may exercise an Option and acquire ownership of the underlying Common Stock by providing written notice of exercise to the Company on a form approved by the Board, accompanied by payment or arrangement for payment in the manner provided in this Section 5(c) of the exercise price of Common Stock acquired pursuant to the exercise of an Option. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)            by cash, check, bank draft or money order payable to the Company;

(ii)           pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker selling such stock to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)         by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)          if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price, with the Participant paying cash or other permissible form of payment of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and may not be purchased under the Option thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)            in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)           Exercise and Payment of a SAR.  When and to the extent exercisable in accordance with the terms of the Plan and the applicable Award Agreement, a Participant may exercise an SAR by providing written notice of exercise to the Company on a form approved by the Board. Upon exercise of a SAR, the Participant shall be entitled to receive the excess, if any, of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of the number of shares of Common Stock with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate exercise or strike price of such number of shares of Common Stock. Such amount may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

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(e)           Transferability of Options and SARs.  The following restrictions on the transferability of Options and SARs will apply:

(i)            Restrictions on Transfer.  Except as provided in subsections (ii) and (iii) below, an Option or SAR will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant, provided, however, that (i) the Board may permit transfer of a Nonstatutory Option or SAR in a manner that is not prohibited by applicable securities laws, and (ii) the Board may permit transfer of an Incentive Stock Option to a trust if, under Section 671 of the Code and applicable state law, the Participant to whom the Incentive Stock Option was granted is considered the sole beneficial owner of the Incentive Stock Option while it is held in the Trust.  Even if otherwise transferable under this Section 5(e), except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)           Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, a Nonstatutory Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument.

(iii)         Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company (or a third party designated by the Company, each a “Company Designee”), in a form approved by the Company (or the Company Designee), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws. Notwithstanding the foregoing provisions of this subsection (iii), unless otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised after the death of the Participant to whom the Option or SAR was granted only if and to the extent that the Option or SAR was exercisable by the Participant as of the date of the Participant’s death.

(f)           Exercisability and Vesting Generally.  An Option or SAR may become exercisable at such time or times (including in periodic installments that may or may not be equal) and subject to such terms and conditions (which may be based on the satisfaction of Performance Goals, Continuous Service for a specified period or other criteria) as determined by the Board in its sole discretion and set forth in the applicable Award Agreement. Any shares of Common Stock acquired upon exercise of an Option or SAR may be vested upon such exercise, or such shares may vest at such later time or times (including in periodic installments that may or may not be equal) and subject to such terms and conditions (which may be based on the satisfaction of Performance Goals, Continuous Service for a specified period or other criteria) as may be determined by the Board in its sole discretion and set forth in the applicable Award Agreement. The exercise or vesting provisions of individual Options or SARs (or of shares of Common Stock acquired upon exercise of individual Options or SARs) may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)           Termination of Continuous Service.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate. Exercise of any portion of an Incentive Stock Option more than three months following termination of a Participant’s Continuous Service (other than termination of Continuous Service due to the Participant’s death or Disability) will cause that portion of the Option to become a Nonstatutory Option.

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(h)           Extension of Termination Date.  If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. Exercise of any portion of an Incentive Stock Option more than three months following termination of a Participant’s Continuous Service (or more than 12 months after termination of Continuous Service due to the Participant’s Disability or more than 12 months after the death of the Participant in the circumstances set forth in Section 5(j)) will cause that portion of the Option to become a Nonstatutory  Option.

(i)            Disability of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate. Exercise of any portion of an Incentive Stock Option more than 12 months following termination of the Participant’s employment due to Disability will cause that portion of the Option to become a Nonstatutory Option.

(j)            Death of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate. Exercise of any portion of an Incentive Stock Option more than 12 months following the death of the Participant in the circumstances set forth in this Section 5(j) will cause that portion of the Option to become a Nonstatutory Option.

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(k)         Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)            Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company or any Affiliate or, in the absence of such definition, in accordance with the Company’s then current employment policies and guidelines), the portion of any Options and SARs otherwise exercisable (but for this Section 5(l)) may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR or the underlying Common Shares will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.            Provisions of Stock Awards other than Options and SARS.

(a)           Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock that are the subject of a Restricted Stock Award may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

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(ii)          Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)         Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)           Transferability.  Shares of Common Stock granted under the Restricted Stock Award Agreement will not be transferable by the Participant except upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)           Dividends.  A Restricted Stock Award Agreement may provide for the handling of any dividends otherwise payable on unvested Restricted Stock in such manner as the Board in its discretion deems appropriate, including (i) current distribution to the Participant of dividends otherwise payable on unvested Restricted Stock, (ii) no distribution of any dividends to the Participant otherwise payable on unvested Restricted Stock, or (iii) retention of dividends otherwise payable on unvested Restricted Stock until and if the Restricted Stock becomes vested.

(b)           Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board may deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of underlying Common Stock (or of cash equal to the value of such Common Stock). For clarity, the Board need not require the payment of any consideration for the settlement (or grant) of a Restricted Stock Unit Award, other than past or future services rendered or to be rendered by the Participant.

(ii)           Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)         Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)          Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award provided that, notwithstanding such restrictions or conditions, the Restricted Stock Unit Award is either exempt from or in compliance with Section 409A of the Code.

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(v)           Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions as the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)          Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)           Performance Awards.

(i)            Performance Stock Awards.  A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may also, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law (including Section 162(m) of the Code in the case of a Performance Stock Award intended to qualify as “qualified performance-based compensation” under such provision) and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)          Performance Cash Awards.  A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, or at such other appropriate time, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)         Board Discretion.  The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period, provided that, in the case of a Performance Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, such negative discretion is exercised in a manner that will not undermine such qualification of such Award or any other Award intended to also so qualify. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

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(iv)          Section 162(m) Compliance.  The Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, a Performance Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the Committee will certify in writing the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, but subject to the proviso regarding negative discretion in the first sentence of Section 6(c)(iii), the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)           Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price not less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.            Covenants of the Company.

(a)           Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)           Compliance with Law.  The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, vesting or settlement of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise, vesting or settlement of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.

(c)            No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to advise any Participant of the tax treatment of a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise a Participant of a pending termination or expiration of an Award or a possible period in which an Award may not be exercised or settled. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

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8.            Miscellaneous.

(a)           Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)           Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant, provided that such instrument, certificate or letter is communicated to, or actually received or accepted by, the Participant within a reasonable period of time after such corporate action. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)           Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)           No Employment or Other Service Rights.  Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted (or in any other capacity) or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.

(e)           Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award; provided, however, that no such action may be taken if it would result in the Participant incurring liability for additional tax under Section 409A of the Code. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.

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(f)            Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code), or if an Option although designated as and intended to be an Incentive Stock Option otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)           Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising or acquiring Common Stock under the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on certificates for Common Stock issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)           Withholding Obligations.  The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) requiring the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)            Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)            Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in a manner such that the affected Award is (or remains) exempt from or in compliance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan, in accordance with applicable law and in a manner such that the affected Award is (or remains) either exempt from or in compliance with Section 409A of the Code.

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(k)           Compliance with Section 409A of the Code.  The Plan and Award Agreements will be interpreted and administered to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will include the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. Notwithstanding anything to the contrary in this Plan, if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)            Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.            Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)            Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)            Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c)            Transaction.  The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i)            arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), provided that, in the case of an Incentive Stock Option or other type of Stock Award that is exempt from Section 409A of the Code, such assumption, continuation or substitution is effectuated in a manner and on terms that preserve the status of an Incentive Stock Option as such under Section 422 of the Code and that preserve the status of the Stock Award as exempt from Section 409A of the Code;

(ii)           arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)         accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction, provided that such action does not cause a Stock Award that is subject to and in compliance with Section 409A of the Code to cease to comply with Section 409A of the Code, and provided that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv)          arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)            cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration or no consideration as the Board, in its sole discretion, may consider appropriate; and

(vi)           make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price applicable to the Stock Award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earnouts, holdbacks or any other contingencies.

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The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)           Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, or as may be determined in the discretion of the Board; otherwise no such acceleration shall occur.

10.          Plan Term; Earlier Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.          Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Effective Date. No Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.          Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.          Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)            “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)            “Award” means a Stock Award or a Performance Cash Award.

(c)            “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)            “Board” means the Board of Directors of the Company.

(e)            “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f)            “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(g)           “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion of another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)          there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(iii)          there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)           individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. Notwithstanding the foregoing definition or any other provision of the Plan, moreover, in the case of an Award that constitutes nonqualified deferred compensation under Section 409A of the Code, where a Change in Control is a payment trigger and not merely a vesting trigger, or where otherwise necessary to ensure that the Participant does not incur liability for additional tax under Section 409A of the Code, a transaction (or series of related transactions) shall constitute a Change in Control only if, in addition to satisfying the foregoing definition, such transaction (or series of related transactions) also satisfies the definition of a “change in control event” under Treas. Reg. Section 1.409A-3(i)(5).

(i)            “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j)            “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k)           “Common Stock” means, as of the Effective Date, the common stock of the Company, having one vote per share.

(l)            “Company” means NeuroOne Medical Technologies Corporation, a Delaware corporation.

(m)         “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(n)           “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. Notwithstanding the foregoing definition, in the case of an Award that constitutes nonqualified deferred compensation under Section 409A of the Code, to the extent a termination of Continuous Service is a payment event or if otherwise necessary to ensure that the Participant does not incur liability for additional tax under Section 409A of the Code, the Participant shall be considered to have experienced a termination of Continuous Service only if he has also experienced a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1(h) (without regard to any alternative definitions of such term thereunder).

(o)            “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p)           “Director” means a member of the Board.

(q)            “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)           “Effective Date” means the effective date of this Plan, which is the date this Plan (as amended from time to time) is approved by the Company’s stockholders.

(s)          “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)            “Entity” means a corporation, partnership, limited liability company or other entity.

(u)           “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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(v)            “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)             If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)           Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)          In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)           “Fully Diluted Shares” as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each case as of the close of business of the Company on such date. For purposes of calculating the number of Fully Diluted Shares: (x) if the number of shares subject to an outstanding Award is variable on the applicable date, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the maximum number of shares that could be received under such Award and (y) if two or more types of Awards are granted to a Participant in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels at least an equal number of shares of the other, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the largest number of shares that would be counted under either of the Awards.

(y)           “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, is designated in the applicable Award Agreement as and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z)           “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

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(aa)         “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that is not an Incentive Stock Option.

(bb)         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc)          “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)          “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee)         “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who is a permissible holder of an outstanding Option.

(ff)           “Other Stock Award” means an award based in whole or in part by reference to the Common Stock that is granted pursuant to the terms and conditions of Section 6(d).

(gg)         “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh)         “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii)           “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj)          “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who is a permissible holder of an outstanding Award.

(kk)           “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

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(ll)          “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) patient samples processed and billed; (lvi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) the extent that an Award is not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, other measures of performance selected by the Board.

(mm)       “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals (subject to the limitations set forth in Treas. Reg. Section 1.162-27(e)(2)(iii) in the case of Awards intended to constitute “qualified performance-based compensation “ under Section 162(m) of the Code) and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

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(nn)        “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to or under and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

(oo)         “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp)         “Plan” means this NeuroOne Medical Technologies Corporation 2017 Equity Incentive Plan, as it may be amended.

(qq)         “Restricted Stock Award” means an award of shares of Common Stock that is granted pursuant to the terms and conditions of Section 6(a).

(rr)         “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss)         “Restricted Stock Unit Award” means a right to receive shares of Common Stock (or cash in an amount equal to the value of shares of Common Stock) that is granted pursuant to the terms and conditions of Section 6(b).

(tt)          “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

G-24

(vv)          “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ww)        “Stock Appreciation Right” or “SAR” means a right to receive the appreciation in value of shares of Common Stock that is granted pursuant to the terms and conditions of Section 5.

(xx)         “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(yy)         “Stock Award” means any right to receive or acquire Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz)          “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aaa)       “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contributions) of more than 50%.

(bbb)       “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ccc)       “Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)         a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)          a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

If required for compliance with Section 409A of the Code in the case of an Award constituting nonqualified deferred compensation under such provision, in no event will a Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

G-25

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

STOCK OPTION GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN)

NeuroOne Medical Technologies Corporation (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Expiration Date:

Type of Grant:	☐ Incentive Stock Option	☐ Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	[_________________________]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company

☐ Pursuant to a Regulation T Program if the shares are publicly traded

☐ By delivery of already-owned shares if the shares are publicly traded

☐ If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this Award and supersede all prior oral and written agreements, promises and representations on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

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By accepting this Award, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION		OPTIONHOLDER:

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Option Agreement, 2017 Equity Incentive Plan and Notice of Exercise

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NEUROONE MEDICAL TECHNOLOGIES CORPORATION

2017 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, NeuroOne Medical Technologies Corporation (the “Company”) has granted you an option under its 2017 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan. The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.            Vesting. Subject to the provisions contained herein, your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2.             Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3.            Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.             Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)           Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)           Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

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(c)           If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be subject to your option and will not be able to be acquired by exercise of your option thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

5.             Whole Shares. You may exercise your option only for whole shares of Common Stock.

6.             Securities Laws Compliance. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7.            Term. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Sections 5(h) and 9(c) of the Plan, upon the earliest of the following:

(a)            immediately upon the termination of your Continuous Service for Cause;

(b)           three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 7(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(c)           twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 7(d)) below;

(d)           eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

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(e)           the Expiration Date indicated in your Grant Notice; or

(f)            the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

8.            Exercise.

(a)            You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b)            By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c)            If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

9.            Transferability. Except as otherwise provided in this Section 9, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)           Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)           Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

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(c)           Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

10.          Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

11.          Withholding Obligations.

(a)           At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)           If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the amount of tax you are subject to as a result of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock will be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.

(c)           You may not exercise your option unless the tax withholding obligations of the Company and any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

12.          Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

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13.          Notices. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

14.          Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

15.          Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

16.          Effect on Other Employee Benefit Plans. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

17.          Voting Rights. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company. Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

18.          Severability. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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19.          Miscellaneous.

(a)           The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)            You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)           This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)           All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.

* * *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Grant Notice to which it is attached.

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NOTICE OF EXERCISE

NeuroOne Medical Technologies Corporation

Attention: Stock Plan Administrator

Date of Exercise:

This constitutes notice to NeuroOne Medical Technologies Corporation (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:	_______________	_______________

Number of Shares as to which option is exercised:	_______________	_______________

Certificates to be issued in name of:	_______________	_______________

Total exercise price:	$______________	$______________

Cash payment delivered herewith:	$______________	$______________

[Value of Shares delivered herewith[1]:	$______________	$______________]

[Value of Shares pursuant to net exercise[2]:	$______________	$______________]

[Regulation T Program (cashless exercise):	$______________	$_______________][3]

_____________________________

1 Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

2 The option must be a Nonstatutory Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.

3 Delete bracketed methods of payment that are not provided for in the grant notice

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By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the NeuroOne Medical Technologies Corporation 2017 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an Incentive Stock Option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

Very truly yours,

Name:

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NEUROONE MEDICAL TECHNOLOGIES CORPORATION

RESTRICTED STOCK UNIT GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN)

NeuroOne Medical Technologies Corporation (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“Restricted Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this notice of grant (this “Restricted Stock Unit Grant Notice”) and in the Plan and the Restricted Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units/Shares:

Vesting Schedule:         [                        ]

Issuance Schedule:       By March 15 of year next following year of vesting

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan. Participant acknowledges and agrees that this Restricted Stock Unit Grant Notice and the Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Common Stock pursuant to the Award and supersede all prior oral and written agreements on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION		PARTICIPANT

By:
	Signature		Signature

Title:		Date:

Date:

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ATTACHMENTS: Award Agreement, 2017 Equity Incentive Plan

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NEUROONE MEDICAL TECHNOLOGIES CORPORATION

2017 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Award Agreement”) and in consideration of your services, NeuroOne Medical Technologies Corporation (the “Company”) has awarded you (“Participant”) a Restricted Stock Unit Award (the “Award”) pursuant to Section 11 of the Company’s 2017 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units/shares indicated in the Grant Notice. Capitalized terms not explicitly defined in this Award Agreement or the Grant Notice will have the same meanings given to them in the Plan. The terms of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1.             Grant of the Award. This Award represents the right to be issued on a future date one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 below) as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Restricted Stock Units/shares of Common Stock subject to the Award. This Award was granted in consideration of your services to the Company. Except for withholding taxes provided herein and in the plan you will not be required to make any payment to the Company or an Affiliate (other than services to the Company or an Affiliate) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Company’s Common Stock to be issued in respect of the Award. Notwithstanding the foregoing, the Company reserves the right to issue you the cash equivalent of Common Stock, in part or in full satisfaction of the delivery of Common Stock upon vesting of your Stock Units, and, to the extent applicable, references in this Award Agreement and the Grant Notice to Common Stock issuable in connection with your Stock Units will include the potential issuance of its cash equivalent pursuant to such right.

2.             Vesting. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Restricted Stock Units/shares of Common Stock credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock (or their cash value).

3.            Number of Shares. The number of Restricted Stock Units/shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock Units, shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.

4.             Securities Law Compliance. You may not be issued any Common Stock under your Award unless the shares of Common Stock underlying the Restricted Stock Units are either (i) then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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5.            Transfer Restrictions. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of this Award or the shares issuable in respect of your Award, except as expressly provided in this Section 5. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan. The restrictions on transfer set forth herein will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Award Agreement. In the absence of such a designation, your legal representative will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

(a)            Death. Your Award is transferable only by will and by the laws of descent and distribution. At your death, vesting of your Award will cease and your executor or administrator of your estate will be entitled to receive, on behalf of your estate, any Common Stock or other consideration that vested but was not issued before your death.

(b)            Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration hereunder, pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company General Counsel prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

6.             Date of Issuance.

(a)            The issuance of shares underlying the Restricted Stock Units (or payment of their value in cash) shall occur during the period beginning on the date of vesting of the Restricted Stock Units and ending on March 15 of the year next following the year the Restricted Stock Units became vested.

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(b)           The form of delivery of the shares of Common Stock in respect of your Award (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.

7.             Dividends. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.

8.             Restrictive Legends. The shares of Common Stock issued under your Award will be endorsed with appropriate legends as determined by the Company.

9.            Execution of Documents. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Award Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.

10.           Award not Service Contract.

(a)           Your Continuous Service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Award Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b)           By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Company or an Affiliate to terminate your Continuous Service at any time, with or without cause and with or without notice, and will not interfere in any way with the Company’s right to conduct a reorganization.

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11.          Withholding Obligations.

(a)           At the time you receive a distribution of the shares underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholding from the Common Stock issuable to you and otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company or any Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) (pursuant to this authorization and without further consent) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) up to the maximum amount of tax owing by you on account of the Award at Settlement thereof, provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Compensation Committee. However, the Company does not guarantee that you will be able to satisfy the Withholding Taxes through any of the methods described in the preceding provisions and in all circumstances you remain responsible for timely and fully satisfying the Withholding Taxes.

(b)           Unless the tax withholding obligations of the Company and any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

(c)           In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

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12.          Tax Consequences. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) will be responsible for your own tax liability that may arise as a result of the transactions contemplated by this Award Agreement.

13.          Unsecured Obligation. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you pursuant to Section 6 of this Award Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

14.          Notices. Any notice or request required or permitted hereunder will be given in writing to each of the other parties hereto and will be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or delivery via electronic means, or (ii) the date that is five (5) days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed to the Company at its primary executive offices, attention: Stock Plan Administrator, and addressed to you at your address as on file with the Company at the time notice is given.

15.          Headings. The headings of the Sections in this Award Agreement are inserted for convenience only and will not be deemed to constitute a part of this Award Agreement or to affect the meaning of this Award Agreement.

16.          Additional Acknowledgements. You hereby consent and acknowledge that:

(a)            Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Award Agreement and Grant Notice as a condition to participating in the Plan and receipt of this Award. This Award and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

(b)            The future value of your Award is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.

(c)           The rights and obligations of the Company under your Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

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(d)           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(e)           You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(f)           This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(g)           All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.

17.          Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

18.          Effect on Other Employee Benefit Plans. The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.

19.         Choice of Law. The interpretation, performance and enforcement of this Award Agreement will be governed by the law of the State of Delaware without regard to that state’s conflicts of laws rules.

20.          Severability. If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21.          Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

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22.          Amendment. This Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

23.          Compliance with Section 409A of the Code. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following your death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

* * * * *

This Award Agreement will be deemed to be signed by the Company and the Participant upon the signing or electronic acceptance by the Participant of the Restricted Stock Unit Grant Notice to which it is attached.

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